UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Watson Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 4, 2007

To Our Stockholders:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Watson Pharmaceuticals, Inc. The meeting will be held at the Westin South Coast Plaza Hotel located at 686 Anton Boulevard, Costa Mesa, California on Friday, May 4, 2007 at 9:00 a.m. local time.

The Secretary’s Notice of Meeting and the proxy statement, which follow, describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the company.

We appreciate your continued interest and support as a Watson Pharmaceuticals, Inc. stockholder. We hope that you will be able to attend the meeting in person and we look forward to seeing you. For your convenience, we are also offering a webcast of the meeting. The webcast will be available by accessing www.watson.com shortly before the meeting time. You may also listen to a replay of the webcast on our website beginning May 5, 2007.

Whether or not you plan to attend the annual meeting, please vote your shares: (i) by calling the toll-free telephone number on your proxy card, (ii) via the Internet, by following the instructions on your proxy card, or (iii) by marking, dating and signing the enclosed proxy card and returning it in the accompanying postage paid envelope as quickly as possible.

Sincerely,

Allen Chao, Ph.D.
Chairman of the Board,
President and Chief Executive Officer

WATSON PHARMACEUTICALS, INC.
311 Bonnie Circle
Corona, California 92880

2007 ANNUAL MEETING OF STOCKHOLDERS

MAY 4, 2007

Notice of Annual Stockholders’ Meeting:

You are hereby notified that the 2007 Annual Meeting of Stockholders (the “Meeting”) of Watson Pharmaceuticals, Inc. (the “Company”) will be held at the Westin South Coast Plaza Hotel, located at 686 Anton Boulevard, Costa Mesa, California at 9:00 a.m. local time, on Friday, May 4, 2007, for the following purposes:

1.                 To elect three (3) directors to hold office until the 2010 Annual Meeting or until their respective successors are duly elected and qualified.

2.                 To approve the Second Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc.

3.                 To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

4.                 To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 16, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on March 16, 2007 will be entitled to notice of and to vote at the Meeting or any adjourned meeting thereof. Your attention is directed to the attached proxy statement for more complete information regarding the matters to be acted upon at the Meeting.

Whether or not you plan to attend the annual meeting, please vote your shares: (i) by calling the toll-free telephone number on your proxy card, (ii) via the Internet, by following the instructions on your proxy card, or (iii) by marking, dating and signing the enclosed proxy card and returning it in the accompanying postage paid envelope as quickly as possible.

By Order of the Board of Directors

David A. Buchen,
Secretary

Corona, California
April 4, 2007

WATSON PHARMACEUTICALS, INC.
311 Bonnie Circle
Corona, California 92880

2007 ANNUAL MEETING OF STOCKHOLDERS

MAY 4, 2007

PROXY STATEMENT

GENERAL

This proxy statement and the accompanying proxy are furnished to stockholders of Watson Pharmaceuticals, Inc. (“Watson,” “we,” “us” and “our”) in connection with the solicitation of proxies by our Board of Directors for use at the 2007 Annual Meeting of Stockholders (the “Meeting”) to be held at the Westin South Coast Plaza Hotel, located at 686 Anton Boulevard, Costa Mesa, California at 9:00 a.m. local time on May 4, 2007 for the purposes set forth in the accompanying Notice of Annual Stockholders’ Meeting. This proxy statement, the enclosed form of proxy, and our 2006 Annual Report to Stockholders are being mailed to stockholders on or about April 6, 2007.

Stockholders of record at the close of business on March 16, 2007 (the “record date”) are entitled to notice of and to vote at the Meeting. On such date, there were outstanding 102,510,189 shares of our common stock, par value $.0033 per share. In deciding all questions, each holder of common stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Voting by Proxy or in Person

The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder, you may vote by completing, dating and signing the enclosed proxy card and promptly returning it in the enclosed, preaddressed, postage paid envelope or otherwise mailing it to us, or by submitting a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card. You may also vote by attending the annual meeting and voting in person.

If you hold your shares of common stock in street name, which means your shares are held of record by a broker, bank or nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet or by telephone. Please see the voting instructions from your broker, bank or nominee that accompany this proxy statement. If you hold your shares in street name, you will need to obtain a legal proxy from your bank, broker or nominee in order for you to vote in person at the annual meeting.

Your vote is very important. Accordingly, please complete, sign and return the enclosed proxy card or voting instruction card whether or not you plan to attend the annual meeting in person. You should vote your proxy even if you plan to attend the annual meeting. Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed.

Solicitation of Proxies

All expenses incurred in the solicitation of proxies will be borne by us. In addition to the use of the mail, proxies may be solicited on our behalf by our directors, officers and employees, who will receive no additional consideration for such services. Brokers, custodians, nominees and other stockholders of record will forward copies of the proxy statement and other soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, we, upon the request of the stockholders of record, will reimburse brokers, custodians and nominees for their reasonable expenses. We have engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $20,000 in the aggregate.

Quorum and Voting

At the close of business on March 16, 2007, 102,510,189 shares of our common stock were outstanding and entitled to vote. Votes cast by proxy (including through the Internet or by telephone) or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting who will determine whether or not a quorum is present. The presence, in person or by proxy, of the holders of a majority of our common stock outstanding and entitled to vote at a meeting of stockholders is necessary in order to constitute a quorum for the conduct of business at the Meeting. Brokers or other nominees who hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters which the New York Stock Exchange (the “NYSE”) determines to be “non-routine,” without specific instructions from the beneficial owner. If a proxy is received but marked abstention or if a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not been instructed on how to vote (i.e. “broker non-votes”), those shares will be considered as present and entitled to vote for purposes of determining the presence of a quorum.

A properly executed proxy will be voted in the manner directed by the stockholder submitting the proxy. If no direction is made, such proxy will be voted FOR the election of all three nominees named under the caption “Election of Directors” as set forth therein as our directors, FOR the approval of the Second Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. However, if other proper matters are presented at the Meeting, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

Revocation of Proxy

A stockholder of record may revoke his or her proxy in one of four ways at any time before the proxy is voted at the Meeting.

1.                The stockholder may send a notice in writing to our Secretary revoking the proxy.

2.                The stockholder may attend the Meeting in person and vote.

3.                The stockholder may execute a proxy with a later date and deliver it to our Secretary before the voting at the Meeting.

4.                The stockholder may submit another proxy by telephone or the Internet (we will follow your latest telephone or Internet voting instructions).

Any such notices and new proxies should be sent to Watson Pharmaceuticals, Inc., Corporate Secretary, 311 Bonnie Circle, Corona, California 92880. Persons who hold their shares through a bank or brokerage firm may revoke their proxy by following the requirements of their bank or broker, or may vote in person at the Meeting by obtaining a legal proxy from their bank or broker.

Voting by Internet or Telephone

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services (“ADP”) online program. This program provides eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your voting form will provide instructions. The Internet and telephone voting facilities will close at 6:00 a.m. PDT on May 4, 2007. Stockholders who vote through the Internet or telephone should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder. Stockholders who vote by Internet or telephone need not return a proxy card by mail. If your voting form does not reference Internet or telephone information, please complete and return the paper Proxy in the self-addressed postage paid envelope provided.

“Householding”

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission (“SEC”) called “householding.” Under this practice, stockholders of record who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. If you share an address with another stockholder and prefer to receive separate copies of our proxy materials, please mail your request to Watson Pharmaceuticals, Inc., Investor Relations, 311 Bonnie Circle, Corona, California 92880.

Information on our website, other than our proxy statement and form of Proxy, is not part of the proxy soliciting material and is not incorporated into this proxy statement by reference.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes. One class is elected each year for a three-year term, expiring at our annual meeting of stockholders. At the Meeting, three directors, who will comprise the Class III directors, are to be elected to serve until the 2010 annual meeting or until their successors are duly elected and qualified.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated the following three current directors for re-election as Class III directors: Allen Chao, Ph.D., Michel J. Feldman and Fred G. Weiss, each of whom were elected by the stockholders to their present term. The Class I directors, Michael J. Fedida, Albert F. Hummel and Catherine M. Klema are scheduled to serve as directors until the 2008 Annual Meeting. The Class II directors: Ronald R. Taylor, Andrew L. Turner and Jack Michelson are scheduled to serve as directors until the 2009 Annual Meeting. There are no vacant positions on the Board of Directors.

Information about the nominees for director and our directors, whose term of office will continue after the Meeting, is set forth in the following paragraphs and is based on information provided to us as of March 16, 2007.

Class III Director Nominees for Election at the Meeting:

Allen Chao, Ph.D.                                                                                                                            Director since 1985

Allen Chao, Ph.D., age 61, a co-founder of Watson, has been our Chief Executive Officer since 1985, Chairman since May 1996 and President since November 2004. Dr. Chao also served as our President from February 1998 to October 2002.

Michel J. Feldman                                                                                                                           Director since 1985

Michel J. Feldman, age 64, is a member of the law firm of Seyfarth Shaw LLP, where he has practiced since October 2003. Previously, Mr. Feldman was a member of the law firm of D’Ancona & Pflaum LLC, where he practiced from June 1991 to October 2003. Effective October 2003, D’Ancona & Pflaum LLC merged with Seyfarth Shaw LLP. From time to time in the past, Seyfarth Shaw LLP provided legal services to us. Mr. Feldman also served as our Secretary from 1995 to 1998 and Acting Secretary and Interim General Counsel from May 2002 to November 2002.

Fred G. Weiss                                                                                                                                   Director since 2000

Fred G. Weiss, age 65, has been the managing director of FGW Associates, Inc., a consulting firm, since 1997. Mr. Weiss served as Vice President, Planning, Investment and Development of Warner-Lambert from 1983 to 1996 and prior to that served as Vice President and Treasurer of Warner-Lambert from 1979 to 1983, where he was involved in both strategic planning and corporate development. Mr. Weiss is also an Independent Chairman of the Board and Chairman of the Audit Committee of numerous BlackRock-sponsored mutual funds. Mr. Weiss is also a director and Chairman of the Audit Committee of BTG International, plc, a London Stock Exchange traded company. Additionally, Mr. Weiss has been a Director of the Michael J. Fox Foundation for Parkinson’s Research since 2000.

The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

Required Vote for Election of Directors

Directors will be elected by a favorable vote of a plurality of the shares of our common stock present and entitled to vote, in person or by proxy, at the Meeting. Thus, the three nominees receiving the largest number of votes will be elected. Accordingly, abstentions will not affect the outcome of the election of directors. In addition, the election of directors is a matter on which a broker or other nominee generally has discretionary voting authority, and thus broker non-votes are not expected to result from this proposal.

The Board of Directors recommends a vote FOR the election of all three nominees.

Class I Directors whose Terms Expire at the 2008 Meeting:

Michael J. Fedida                                                                                                                            Director since 1995

Michael J. Fedida, age 60, a registered pharmacist, has served for the past twenty-six years as an officer and director of several retail pharmacies wholly or partially owned by him, including J&J Saint Michael’s Pharmacy from 2005 to present; J&J Pharmacy and Classic Pharmacy from 1987 to present; Perfect Pharmacy from 1980 to 2000; and Phoster Pharmacy from 1985 to 2000. Mr. Fedida served on the Board of Directors of Circa Pharmaceuticals, Inc. (“Circa”), from 1988 to 1995, at which time Circa was acquired by us. Mr. Fedida has been a Director of Bradley Pharmaceuticals, Inc., a specialty pharmaceutical company, since April 2004.

Albert F. Hummel                                                                                                                            Director since 1986

Albert F. Hummel, age 62, has been our director since March 1986, except for a period from July 1991 to October 1991. Mr. Hummel has been President of Pentech Pharmaceuticals, Inc., a development stage pharmaceutical company, since July 1998. Since November 2005, Mr. Hummel has been a director for Obagi Medical Products, Inc., a specialty pharmaceutical company focused on the aesthetic and therapeutic skin health markets. Additionally, Mr. Hummel served as a partner in Affordable Residential Communities, a property management firm from January 1994 through March 2006.

Catherine M. Klema                                                                                                                       Director since 2004

Catherine M. Klema, age 48, has been our director since March 2004. Ms. Klema is currently President of Nettleton Advisors LLC, a consulting firm established by Ms. Klema in 2001. Ms. Klema served as Managing Director, Healthcare Investment Banking, at SG Cowen Securities from 1997 to 2001. While at SG Cowen, Ms. Klema advised us on investment banking matters. Ms. Klema also served as Managing Director, Healthcare Investment Banking, at Furman Selz LLC from 1994 until 1997, and was employed by Lehman Brothers from 1987 until 1994. Ms. Klema has been a director of Pharmaceutical Product Development, Inc., a global contract research organization, since 2000.

Class II Directors whose Terms Expire at the 2009 Meeting:

Jack Michelson                                                                                                                                Director since 2002

Jack Michelson, age 72, has been our director since February 2002 and provided consulting services to us from February 2001 to June 2003. Mr. Michelson served as an officer of G.D. Searle & Co., a pharmaceutical company, for twenty-four years, of which Mr. Michelson was Corporate Vice President and President, Technical Operations from 1993 to 2001; Senior Vice President of Technical Operations from 1981 to 1993; and Vice President of Production and Engineering from 1977 to 1981.

Ronald R. Taylor                                                                                                                             Director since 1994

Ronald R. Taylor, age 59, has been President of Tamarack Bay, LLC, a private consulting firm, since 2001. Mr. Taylor has been a director of Red Lion Hotels Corporation, a hotel operating company, since 1998 and a director of ResMed Inc., a medical device manufacturer, since 2005. Mr. Taylor was a limited partner of Enterprise Partners Venture Capital (“Enterprise”), a venture capital firm, from April 2001 until September 2002, and was formerly a general partner of Enterprise from April 1998 to March 2001. Mr. Taylor is a limited partner of several Enterprise funds. Mr. Taylor was also a consultant to Cardinal Health, Inc., a provider of healthcare products and services, from May 1996 to May 2002.

Andrew L. Turner                                                                                                                            Director since 1997

Andrew L. Turner, age 60, currently serves as Chairman of the Board of EnduraCare Therapy Management, Inc. (formerly known as EnduraCare, LLC), a provider of rehabilitation and therapy management services founded by Mr. Turner in 2000. Mr. Turner has also been a director of The Sports Club Company, Inc., an upscale workout company, since September 1994.

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Conduct

Our Board of Directors has adopted Corporate Governance Guidelines. These guidelines address the make-up and functioning of the Board of Directors and its committees, which include determining director independence, criteria for Board membership, and authority to retain independent advisors. On June 1, 2006, we submitted to the NYSE the Annual CEO Certification required pursuant to Section 303A.12(a) of the NYSE’s Listed Company Manual certifying without qualification that Dr. Chao was not aware of any violation by us of the NYSE’s corporate governance listing standards.

Our Board of Directors has also adopted a Code of Conduct which applies to all of our Board members and all of our officers and employees. The code sets forth and summarizes certain of our policies related to legal compliance and honest and ethical business practices. The code is intended to comply with the standards set forth in Section 303A.10 of the NYSE’s Listed Company Manual and SEC rules and regulations. Any amendments to, or waivers from, provisions of the Code of Conduct that apply to our directors or executive officers, including our Chief Executive Officer and Chief Financial Officer and persons performing similar functions, will be promptly posted on our website at http://www.watson.com.

You can find links to our Corporate Governance Guidelines and our Code of Conduct under the Investors section of our website at http://www.watson.com. Copies of these materials are available to stockholders without charge upon request sent to Investor Relations at Watson Pharmaceuticals, Inc., 311 Bonnie Circle, Corona, CA 92880.

Director Independence

On an annual basis our Board of Directors reviews the independence of all directors and affirmatively makes a determination as to the independence of each director. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with Watson. To assist in making this determination, the Board has adopted independence guidelines which are designed to conform to, or be more exacting than, the independence requirements set forth in the listing standards of the NYSE. These guidelines are attached as Appendix A to this proxy statement. In addition to applying these guidelines, the Board considers any and all additional relevant facts and circumstances in making an independence determination.

Our Board has determined that at least a majority of its directors has no direct or indirect material relationship with us (other than as our director) and such directors are independent within the meaning of the independence standards promulgated by the SEC and the NYSE. Specifically, in January 2007, the Board determined, based on the NYSE standards for independence and our independence guidelines, that Michael Fedida, Michel Feldman, Albert Hummel, Catherine Klema, Jack Michelson, Ronald Taylor, Andrew Turner and Fred Weiss, or eight out of our nine directors, had no material relationship with us and are independent directors. Dr. Chao was determined to be not independent, because he is our President and Chief Executive Officer and Dr. David Hsia, our Senior Vice President, Scientific Affairs, is Dr. Chao’s brother-in-law.

In the course of its review, the Board also considered

(i)            Mr. Fedida’s ownership of pharmacies that from time to time purchase pharmaceuticals from Anda, Inc., a wholesaler distributor we acquired in November 2006,

(ii)        Mr. Feldman’s partnership with Seyfarth Shaw LLP, a law firm which has provided services to us in the past,

(iii)    Ms. Klema’s directorship with Pharmaceutical Product Development, Inc., a contract research organization that has provided services to us in the past, and

(iv)      Mr. Taylor’s directorship of 3e Company, a compliance information services company that has provided services for us in the past,

and determined that these transactions were made in the ordinary course, were below the thresholds set forth in our director independence standards and did not affect the independence of the directors involved.

BOARD OF DIRECTORS AND COMMITTEES

Executive Sessions

We schedule regular executive sessions in which non-management directors meet without management participation. The Chairman of the Nominating and Corporate Governance Committee presides at these meetings.

Communications with the Board of Directors

Any interested party, including any stockholder, wishing to contact the Board of Directors, the presiding director of the non-management director meetings, or any other individual director may do so in writing by sending a letter to:

Chairman, Nominating and Corporate Governance Committee
c/o Corporate Secretary
Watson Pharmaceuticals, Inc.
311 Bonnie Circle
Corona, CA 92880

Our Corporate Secretary reviews all such written correspondence and regularly forwards to the Board of Directors a summary of all correspondence and copies of correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board of Directors or its committees, or that the Corporate Secretary otherwise determines requires Board attention.

Director Nomination Process

The Nominating and Corporate Governance Committee considers director candidates from diverse sources, including suggestions from stockholders. From time to time, the Nominating and Corporate Governance Committee may engage a third party for a fee to assist in identifying potential director candidates. The Nominating and Corporate Governance Committee looks for candidates who (a) bring not only direct experience, but also a variety of experience and background, both professionally and personally, (b) will represent the balanced, best interests of the stockholders as a whole rather than special interest groups or constituencies, and (c) have a reputation for integrity and satisfy the independence requirements of the NYSE, our director independence standards and applicable law. The Nominating and Corporate Governance Committee’s goal is to have a diverse, balanced and engaged board whose members possess the skills and background necessary to maximize stockholder value in a manner consistent with all legal requirements and the highest ethical standards. The Nominating and Corporate Governance Committee’s Charter and our Corporate Governance Guidelines, which are published on our website at http://www.watson.com under the Investors section, set forth in further detail the criteria that guide the Committee in assessing potential candidates for the Board of Directors.

In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee considers the director’s contributions to the Board and the Committees on which such person serves, participation in and attendance at meetings, and any changes in employment status, health, community activity or other factors may affect the director’s continuing contributions to the Board. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The Nominating and Corporate Governance Committee initially evaluates a candidate for nomination to the Board based on information supplied by the party recommending the candidate and any additional public information that may be available. If the initial evaluation is favorable, the Nominating and Corporate Governance Committee gathers additional information on the candidate’s qualifications, availability, probable level of interest and any potential conflicts of interest. If the subsequent evaluation is also favorable, the Nominating and Corporate Governance Committee contacts the candidate directly to better determine each party’s level of interest in pursuing the candidacy and checks the candidate’s references. If, after discussions and meetings, the candidate and the Nominating and Corporate Governance Committee establish a mutual interest in pursuing the candidacy, the Committee makes a final recommendation to the Board to nominate the candidate for election by the stockholders (or to select the candidate to fill a vacancy, as applicable). The Nominating and Corporate Governance Committee employs the same process for evaluating all candidates, including those properly submitted by stockholders and will consider stockholder recommendations of candidates on the same basis as it considers all other candidates.

Stockholders wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee may do so by sending the candidate’s name, biographical information and qualifications, together with a consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and, if nominated and elected, he or she will serve as a director, to the Chair of the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Watson Pharmaceuticals, Inc., 311 Bonnie Circle, Corona, California 92880. The submission of a recommendation by a stockholder in compliance with these procedures does not guarantee the selection of the stockholder’s candidate or the inclusion of the candidate in our proxy statement; however, the Nominating and Corporate Governance Committee will consider any such candidate in accordance with the procedures and guidelines as described above and as set forth in the Charter of our Nominating and Corporate Governance Committee and in our Corporate Governance Guidelines.

Board Meetings

During the fiscal year ended December 31, 2006, the Board of Directors held eighteen meetings and executed six unanimous written consents in lieu of meetings. Each director attended at least 75% of all Board of Directors and applicable Committee meetings. We do not have a policy with regard to board members’ attendance at annual meetings. With the exception of Mr. Weiss, all members of the Board attended our 2006 Annual Meeting of Stockholders. Mr. Weiss attended telephonically due to travel delays.

Committees

The Board of Directors has created four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Regulatory Compliance Committee. The Board of Directors has adopted a charter for each of the four committees. The charters for each committee and other materials related to corporate governance are available under the Investors section of our website at http://www.watson.com. A copy is also available to stockholders upon request sent to Investor Relations at Watson Pharmaceuticals, Inc., 311 Bonnie Circle, Corona, CA 92880.

The Audit Committee

We have an Audit Committee composed of Catherine M. Klema, Ronald R. Taylor, Andrew L. Turner and Fred G. Weiss. Mr. Weiss serves as the Chairman of the Audit Committee. All of the members of the Audit Committee have been determined by the Board of Directors to be “independent” and meet the audit committee requirements of the NYSE listing standards and the rules and regulations of the SEC. The Board of Directors has determined that all of the current members of the Audit Committee are “financial experts” within the meaning of the SEC rules, and have accounting or related financial management expertise required under the NYSE listing standards. The functions of the Audit Committee and its activities during fiscal 2006 are described below under the heading “Report of the Audit Committee.” The Audit Committee is directly responsible for the engagement, compensation and oversight of the work of PricewaterhouseCoopers LLP (including resolution of disagreements between management and PricewaterhouseCoopers LLP regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. During the fiscal year ended December 31, 2006, the Audit Committee met four times and executed three unanimous written consents in lieu of a meeting.

The Board of Directors and Audit Committee will take appropriate action, including reviewing and reassessing the adequacy of the Audit Committee charter annually and periodically, as appropriate, and as conditions dictate.

The Compensation Committee

We have a Compensation Committee composed of Catherine M. Klema, Ronald R. Taylor and Fred G. Weiss. Mr. Taylor serves as the Chairman of the Compensation Committee. All of the members of the Compensation Committee have been determined by the Board of Directors to be “independent” and meet the independence requirements of the NYSE listing standards. The primary purpose of the Compensation Committee is to review, approve and evaluate director and senior executive compensation plans, policies and programs for us. The Compensation Committee has engaged Towers Perrin, an independent compensation consulting firm, to advise the Compensation Committee on an ongoing basis. The consultant reports directly to the Compensation Committee and the Compensation Committee retains the right to terminate or replace the consultant at any time. The consultant conducts an annual review of our total compensation program for our executive officers and advises the Compensation Committee on such compensation matters as are requested by the Compensation Committee. Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation, including the role of the chief executive officer, are addressed in the Compensation Discussion and Analysis on page 11. The Compensation Committee met ten times and executed one unanimous written consent in lieu of a meeting during the fiscal year ended December 31, 2006.

The Nominating and Corporate Governance Committee

We have a Nominating and Corporate Governance Committee composed of Ronald R. Taylor, Andrew L. Turner and Fred G. Weiss. Mr. Turner serves as the Chairman of the Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee have been determined by the Board of Directors to be “independent” and meet the independence requirements of the NYSE listing standards. The key functions of the Nominating and Corporate Governance Committee are to identify and present qualified candidates to the Board of Directors for election or reelection as directors of the Board and Board of Directors’ committees, ensure that the size and composition of the Board of Directors, its committees, and our Charter and Bylaws are structured in a way that best serves our practices and objectives, develop and recommend to the Board of Directors a set of corporate governance guidelines and principles and periodically review and recommend changes to such guidelines and principles as deemed appropriate, and oversee the evaluation of the Board of Directors and senior management. The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2006.

The Regulatory Compliance Committee

We have a Regulatory Compliance Committee composed of Michael J. Fedida, Albert F. Hummel, Michel J. Feldman and Jack Michelson. Mr. Michelson serves as the Chairman of the Regulatory Compliance Committee. The primary purpose of the Regulatory Compliance Committee is to assist the Board of Directors with the Board’s oversight responsibilities regarding our compliance with applicable regulatory requirements related to product safety and quality and environmental, health and safety matters. The Regulatory Compliance Committee met four times during the fiscal year ended December 31, 2006.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the “Committee”) of our Board of Directors is responsible for establishing, implementing and continually monitoring our adherence with our compensation philosophy for our executive officers, including Dr. Allen Chao, our chief executive officer. The Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive. The Committee also administers the Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the “Incentive Award Plan”).

Throughout this proxy statement, the individuals who served as our chief executive officer and chief financial officer during fiscal 2006, as well as the other individuals included in the Summary Compensation Table on page 20, are referred to as the “named executive officers.”

Compensation Philosophy and Objectives

The Committee believes that its primary objectives with respect to named executive officer compensation are to:

•       tie our named executive officers’ total compensation to the achievement of measurable individual and corporate performance goals;

•       align our named executive officers’ incentives with the creation of stockholder value; and

•       attract and retain the most talented and dedicated executives possible.

To these ends the Committee believes that the most effective executive compensation program is one that (i) links a substantial portion of an executive’s total compensation to the achievement of specific individual and corporate annual, long-term and strategic goals and (ii) provides such compensation in a mix of both cash and equity-based compensation such that our executives continue to have the creation of short- and long-term stockholder value as a primary objective. The Committee evaluates individual and corporate performance and determines the proper mix of executive total compensation with the goal of setting executive total compensation at levels the Committee believes are competitive relative to the total compensation paid to similarly situated executives of our peer companies.

Role of Executive Officers in Compensation Decisions

Our chief executive officer annually reviews the performance of each named executive officer (other than the chief executive officer, whose performance is reviewed by the Committee). The Committee considers the recommendations of our chief executive officer in determining the base salaries, adjustments to base salaries, cash incentive awards and equity-based awards for our named executive officers, other than the chief executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee may exercise its discretion in modifying any recommended adjustments or awards to executives.

Setting Executive Compensation

The Committee has structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate our executives to achieve our business goals and reward our named executive officers for achieving such goals. In furtherance of achieving its objectives, the Committee has engaged Towers Perrin, an independent global professional services consulting firm, to conduct an annual review of its total compensation program for our chief executive officer as well as for our named executive officers. Towers Perrin provides the Committee with relevant market data and alternatives to consider when making compensation decisions for our chief executive officer and on the recommendations being made for named executive officers other than our chief executive officer.

In making compensation decisions, the Committee compares elements of total compensation against similarly situated executives of our peer group companies, as discussed more fully below. Certain members of the peer group reviewed are considered to be very similar to us in terms of market capitalization, number of employees, and overall prospects for short- and long-term growth. The compensation paid by these peer group companies to their executive officers is given greater weight in setting base salaries for our named executive officers.

We compete with many larger companies for top executive-level talent. As such, the Committee generally sets target direct compensation (salary, bonus and equity) for our named executive officers at the 50th percentile of compensation paid to similarly situated executives of our peer group companies. The Committee does not rely exclusively on statistical compilations and may vary on a case-by-case basis from our compensation target objectives as dictated by the experience of the individual and market factors.

In 2006 our consultant conducted a 2005 competitive pay assessment, to assist us in determining compensation for fiscal 2006. The consultant used three sources of competitive pay data in its analysis presented to the Compensation Committee: (i) a pharmaceutical industry database including many of the major pharmaceutical and biotechnology companies; (ii) survey cut of companies with over $1 billion in annual revenues and (iii) benchmarks from proxy-reported positions in 11 selected proxy peer group companies. The peer group companies consisted of: Amgen Inc., Forest Laboratories, Inc., Allergan, Inc., Alpharma Inc., Barr Pharmaceuticals, Inc., King Pharmaceutical, Inc., Mylan Laboratories Inc., Perrigo Company, Biovail Corporation, Andrx Corporation and Valeant Pharmaceuticals International. Based on our 2005 compensation, the consultant found that, on average, the survey data comparisons indicated that relative to market 50th percentile (excluding our chief executive officer):

•       our base salaries and target total cash compensation were within the range of competitive practice;

•       our actual total cash compensation was slightly below the range of competitive practice; and

•       our actual and target total director compensation was below the range of competitive practice.

The consultant recommended, among other things, that we (i) increase our standard merit based salary increase from 4% to 4.5% and (ii) increase equity grant levels in order to bring our long-term incentive and total director compensation values into a closer relationship with market 50th percentile.

Our acquisition of Andrx Corporation, completed on November 3, 2006, will impact our 2006 competitive market analysis by adding approximately $1 billion to our revenues and as a result our executives’ compensation may need to be adjusted to reflect such acquisition and the new market competitive pay rates.

A significant percentage of total compensation is allocated to incentives as a result of our compensation objectives outlined above. We have no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Committee reviews many factors, including information provided by Towers Perrin, to determine the appropriate level and mix of incentive compensation.

2006 Executive Compensation Components

For the fiscal year ended December 31, 2006, the principal components of compensation for our named executive officers were:

•       base salary;

•       annual cash incentive awards that recognize individual and Company performance and are tied to measurable short-term business objectives and corporate financial goals;

•       long-term equity incentive compensation; and

•       perquisites and other personal benefits.

Base Salary

A significant component of our named executive officers’ compensation is base salary, which provides our named executive officers with a degree of financial certainty and stability. In setting base salaries for our named executive officers the Committee takes into account a variety of factors, including:

•       level of responsibility;

•       individual and team performance;

•       internal review of the named executive officer’s compensation, individually and relative to other officers and relative to similarly situated executives at the Peer Group companies;

•       general levels of market and Peer Group salary increases; and

•       our overall financial results.

With regard to individual and team performance, the Committee relies to a large extent on our chief executive officer’s evaluation of each other named executive officer’s individual performance. Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of our named executive officers are based on the Committee’s and the chief executive officer’s assessment of the individual’s performance.

In June 2006, in accordance with the recommendations of the consultant, the Compensation Committee approved increases in base salaries that ranged from 2% to 4.66% for our named executive officers, other than our chief executive officer. Dr. Chao’s salary was not increased from its 2005 rate. In November 2006 the Compensation Committee, upon the recommendation of our chief executive officer, approved a $25,308 increase in Mr. Buchen’s base salary and an additional payment of $10,000 per month to Mr. Joyce in addition to his current base salary until such time as a permanent chief financial officer is named or until such time as Mr. Joyce is no longer acting as our interim principal financial officer.

Annual Cash Incentive Awards

The purpose of our annual cash incentive plan is to provide cash compensation on an annual basis that is at-risk and contingent on the achievement of annual individual, business and strategic objectives. These cash incentives are intended to link a substantial portion of executive compensation to our performance and provide executive officers with a competitive level of compensation when they achieve their objectives.

Annual Cash Incentive Awards for our Chief Executive Officer.

On an annual basis, the Committee adopts a formula for determining whether to award a cash bonus to our chief executive officer based on our company and his individual performance during the fiscal year.

The formula is not contained in a formal written plan. In fiscal year 2006, Allen Chao, Ph.D., our Chairman of the Board, President and Chief Executive Officer, was eligible to receive a targeted cash bonus of up to $1,200,000. Of this amount, $800,000 of Dr. Chao’s available bonus was based upon our achieving target operating cash flow (two thirds of the eligible target amount) and target gross profit (one third of the eligible target amount). The remaining $400,000 of Dr. Chao’s available bonus was at the discretion of the Committee, taking into account Dr. Chao’s individual performance as follows:

•       success in developing and executing plans acceptable to the Committee for retaining key executives, recruiting key executives as necessary, and further developing a succession plan for key executives;

•       success in continuing to implement our quality improvement initiatives designed to enhance and improve our quality systems;

•       success in implementing our strategic action plan; and

•       such other relevant factors as the Committee determines, in its sole discretion.

Dr. Chao’s operating cash flow and gross profit targets were the same as those set under our 2006 Senior Executive Compensation Program for our other named executive officers in our “Shared Services” business group, which includes all of our named executive officers, except for Edward F. Heimers, our Executive Vice President, President of Brand Division and Dr. Charles Ebert, our Senior Vice President, Research and Development.

The Compensation Committee determined that a bonus of $773,000 would be awarded to Dr. Chao based on our 2006 operating cash flow and gross profit, and a discretionary bonus of $220,000 would be awarded to Dr. Chao based on the factors discussed above.

For 2007, the Compensation Committee approved a similar bonus program providing for a cash target bonus of up to $1,200,000. Of this amount, up to $800,000 targeted amount will be based upon us achieving a target earnings before interest, taxes, depreciation and amortization, as adjusted by certain charges, gains and losses, and up to $400,000 will be at the discretion of the Committee based on factors similar to those enumerated above for 2006.

Annual Cash Incentive Awards for our Named Executive Officers other than our Chief Executive Officer.

Each year, the Committee adopts a program that provides guidelines pursuant to which it calculates the annual cash incentive awards available to our named executive officers, subject to the Committee’s oversight and modification. The Committee believes that our annual incentive plan provides our named executive officers with a team incentive to both enhance our financial performance and perform at the highest level. The terms of these programs are not contained in a formal written plan.

Pursuant to our 2006 Senior Executive Compensation Program and the terms of their employment agreements, our named executive officers (other than our chief executive officer) are eligible to receive annual cash incentive awards ranging from twenty five percent (25%) to fifty percent (50%) of his or her base salary, depending on his or her position with us. For 2006, the Committee approved an annual incentive target bonus of forty five percent (45%) of base salary for our presidents, including Edward F. Heimers, our Executive Vice President, President Brand Division, forty percent (40%) for our executive vice presidents, including Charles P. Slacik, our Former Executive Vice President and Chief Financial Officer, thirty five percent (35%) of base salary for our senior vice presidents, including David A. Buchen, our Senior Vice President, General Counsel and Secretary, and Charles D. Ebert, our Senior Vice President, Research and Development and twenty five percent (25%) for R. Todd Joyce, our Vice President, Corporate Controller and Treasurer.

Each named executive officer’s (other than our chief executive officer) annual cash incentive award for 2006 may range from zero percent (0%) to one hundred fifty percent (150%) of his or her target bonus, based upon:

•       with respect to Mr. Buchen and Mr. Joyce, who are in the “Shared Services” business group, forty percent (40%) of the cash incentive award is based upon our actual performance against the target operating cash flow, twenty percent (20%) of the cash incentive award is based upon our actual performance against the target gross profit and forty percent (40%) of the cash incentive award is based upon the executive’s departmental performance; and

•       with respect to Mr. Heimers and Dr. Ebert, who are in our Brand Division, fifty percent (50%) of the cash incentive award is based upon our actual performance against target operating cash flow and fifty percent (50%) of the cash incentive award is based on the contribution and gross profit of their division.

Our chief executive officer may recommend that a named executive officer’s annual cash incentive award be increased or decreased based on such officer’s individual performance for the year. The calculations of the cash incentive awards and the recommendation of our chief executive officer are submitted to the Committee for consideration and approval. The Committee determines whether and to what extent cash incentive awards will be paid for a fiscal year after the end of that fiscal year.

Generally, we set our annual financial performance targets at or above our annual budget targets. In making its annual determination of our target levels, the Committee considers the specific circumstances we may face during the coming year and how such circumstances may affect our performance. Generally, the Committee sets our annual financial performance targets such that the relative difficulty of achieving the target level is consistent from year to year.

Awards made to our named executive officers pursuant to our 2006 Senior Executive Compensation Program on February 26, 2007 for performance in 2006 are reflected in column (g) of the Summary Compensation Table on page 20.

Long-Term Equity Incentives

In accordance with our Incentive Award Plan, our long term equity incentive program is a performance based program that provides for discretionary equity awards of restricted stock, stock appreciation rights, dividend equivalents, restricted stock units, deferred stock, stock payment awards and stock options to our named executive officers. Prior to 2005, our long-term equity compensation awards were generally stock option awards. Since 2005, our long-term equity compensation awards have taken the form of a mix of restricted stock grants and stock option awards. Restricted stock awards have comprised approximately 50% of the total value of our typical long-term equity awards, with stock options accounting for the remaining value, based on the Black-Scholes pricing model for stock option valuation and the fair market value of our common stock for restricted stock valuations. We believe that a long-term incentive program that includes a mix of restricted stock grants and stock option awards provides our executive officers with a balanced equity compensation arrangement. The Compensation Committee determines the mix of long-term incentive awards after considering cost and dilution impact, market trends relating to long-term incentive compensation and other relevant factors. The Compensation Committee may in the future adjust this mix of award types or approve different awards types as part of our overall long-term equity incentive program.

Our named executive officers generally receive grants of restricted stock and stock options when they join us, upon promotions and generally thereafter as part of the Compensation Committee’s determination of the executive officers’ annual total compensation on an annual basis on cycle dates scheduled in advance. All equity awards are approved before or on the date of grant. In determining the size of equity-

based grants, the Committee considers the number of shares available under our Incentive Award Plan, the potential dilutive impact of such grants, the individual’s position with us, the appropriate allocation of such grants based on individual and corporate performance, and the level of grants awarded by our peers.

While we do not require our employees to maintain any minimum ownership interest in our stock, the Committee believes that equity-based awards provide a valuable tool for aligning the interests of management with our stockholders and focusing management’s attention on our long-term growth. In addition, the Committee believes that equity-based awards are essential to attract and retain the talented professionals and managers needed for our continued success.

Restricted Stock

Our restricted stock awards generally have scheduled vesting dates on the second and fourth anniversaries of the grant date. On each of those dates 50% of the total award vests, contingent on the continued employment of the named executive officer with us. In the future, the Committee may adjust our restricted stock vesting schedule and may make the vesting of restricted stock awards contingent on our named executive officers achieving certain performance goals.

Stock Options

We award stock options with an exercise price equal to the last closing price of our common stock on the NYSE prior to the award grant, in accordance with the terms of our 2001 Incentive Award Plan. If our stockholders approve the proposed amendment and restatement of this plan the exercise price will equal the closing price of our common stock on the date of grant. These options generally have a term of 10 years and generally are subject to a four-year ratable vesting schedule. Vesting rights cease upon termination of employment and exercise rights generally cease ninety (90) days after the date of termination, except in the case of death (subject to a one year limitation), disability or retirement. In the case of vice-presidents who have been employed by us for more than five (5) continuous years, exercise rights cease two (2) years after the vice-president’s termination of employment for awards made on or after July 25, 2005. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

We believe the term and vesting schedule of our stock options, and the vesting schedule for our restricted stock awards, provide additional incentive to management to focus on long-term growth and market performance of our stock.

Perquisites and Other Personal Benefits

We provide our named executive officers with perquisites and other personal benefits that we and the Committee believe are reasonable and consistent with our overall compensation program and better enable us to attract and retain superior employees for key positions. The Compensation Committee believes these benefits and perquisites provide a more tangible incentive than an equivalent amount of cash compensation. The Committee periodically reviews the levels of perquisites and other personal benefits provided to our named executive officers.

The named executive officers are provided with an annual car allowance, financial planning assistance and participation in the plans and programs described below under the heading “Other Benefits—Generally Available Benefits.” Upon relocation, named executive officers may receive, at the discretion of the Committee, a relocation allowance paid in installments.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2006, are included in column (i) of the “Summary Compensation Table on page 20.

Other Benefits

Generally Available Benefits

We provide the following benefits to our named executive officers generally on the same basis as the benefits provided to all employees:

•       Health, dental and vision insurance;

•       Life insurance;

•       Short- and long-term disability;

•       Educational assistance; and

•       401(k) plan.

These benefits are consistent with those offered by our peer companies.

Executive Compensation Deferral Program

Our named executive officers, in addition to certain other U.S.-based eligible management level employees, are entitled to participate in our Executive Deferred Compensation Plan. Pursuant to our Executive Deferred Compensation Plan, eligible employees may defer from 1% to 80% of their salary and from 1% to 80% of their annual cash incentive award, if any.

We match 50% of the first 2% an employee defers in accordance with this Plan. Vesting of the matched amount is based on an employee’s years of service with us. If an employee has been with us for less than one year, none of the matched amount is vested. Vesting thereafter occurs 33% per year, such that employees who have been with us for more than 3 years are 100% vested in the matched amount.

All contributions to our Executive Deferred Compensation Plan have a guaranteed fixed interest rate of return. This guaranteed rate is adjusted annually based on the Prime interest rate published in the Wall Street Journal on the first business day of December of each year for the upcoming plan year. In 2006 the guaranteed interest rate was 7%. In 2007 the guaranteed interest rate is 8.25%.

Our Executive Deferred Compensation Plan is discussed in further detail under the heading “Nonqualified Deferred Compensation” on page 27.

Severance Benefits

We may terminate each of our named executive officer’s employment at any time with or without cause, or by reason of death or disability. Additionally, each named executive officer may voluntarily resign at any time with or without good reason. Pursuant to each of our named executive officer’s respective employment agreements, in the event of termination of employment without cause, or if the named executive officer resigns for good reason, we will provide the named executive officer with severance compensation and benefits, including a lump sum severance payment (based on two times salary and bonus), continued group health insurance benefits for two years and outplacement services for certain periods subsequent to the executive officer’s termination. The severance benefits are designed to retain our executive officers by providing them with security in the event of a termination of employment without cause or resignation for good reason.

In the event we experience a change of control, and if a named executive officer is terminated without cause or a named executive officer resigns for good reason within ninety (90) days prior to or twenty-four (24) months following such change of control, we generally provide to each such named executive officer the severance benefits discussed above plus any unvested options and restricted stock held by the named executive officer will vest in full as of the date of termination. Each named executive officer is also entitled to receive a gross-up payment to compensate for any excise tax imposed on the named executive officer under the Internal Revenue Code. These agreements are designed to retain our executive officers and provide continuity of management in the event of an actual or threatened change in the control and to ensure that our executive officers’ compensation and benefits expectations would be satisfied in such event. The benefits are only payable upon a double trigger, which we believe is the most reasonable approach and does not result in any windfall based on the closing of a transaction. Additional information regarding applicable payments and benefits provided under our agreements to our named executive officers is provided under the heading “Potential Payments Upon Termination or Change-in-Control” on page 28.

Tax and Accounting Considerations

Policy on Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code provides a $1,000,000 deduction limit on compensation paid to the reporting executives of publicly held corporations, unless the compensation qualifies as “performance based” compensation based on certain performance, disclosure, stockholder approval and other requirements being met. The options granted under the Incentive Award Plan generally comply with these performance-based compensation requirements. We have not historically designed our restricted stock awards and the cash bonus programs to comply with the performance-based compensation requirements.

We periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of our executive compensation to comply with certain exemptions of Section 162(m). However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions of Section 162(m) when we believe that such payments are appropriate and in the best interests of our stockholders.

Nonqualified Deferred Compensation

Section 409A of the Internal Revenue Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities and penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including the named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A. With respect to our compensation and benefit plans that are subject to Section 409A, in accordance Section 409A and regulatory guidance issued by the IRS, we are currently operating such plans in compliance with Section 409A based upon our good faith, reasonable interpretation of the statute and the IRS’s regulatory guidance.

Change of Control Tax Gross-Ups

Sections 280G and 4999 of the Internal Revenue Code impose certain adverse tax consequences on compensation treated as excess parachute payments. An executive is treated as having received excess parachute payments if he receives compensatory payments or benefits that are contingent on a change in control, and the aggregate amount of such payments and benefits equal or exceeds three times the executive’s base amount. The portion of the payments and benefits in excess of one times base amount are treated as excess parachute payments and are subject to a 20% excise tax, in addition to any applicable federal income and employment taxes. Also, our compensation deduction in respect of the executive’s excess parachute payments is disallowed. If we were to be subject to a change of control, certain amounts received by our executives (for example, amounts attributable to the accelerated vesting of stock options) could be excess parachute payments under Sections 280G and 4999 of the Internal Revenue Code. As discussed above under “Potential Payments Upon Termination or Change-in-Control,” we provide our executive officers with tax gross up payments in event of a change of control.

Accounting for Share-Based Compensation

Beginning on January 1, 2006, we began accounting for our share-based payments in accordance with the requirements of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004).

COMPENSATION COMMITTEE REPORT

The Compensation Committee of Watson has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Submitted on March 30, 2007, by the members of the Compensation Committee of the Board of Directors.

THE COMPENSATION COMMITTEE
Ronald R. Taylor, Chairman
Catherine M. Klema
Fred G. Weiss

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

The Compensation Committee was composed of Catherine M. Klema, Ronald R. Taylor and Fred G. Weiss during the fiscal year ended December 31, 2006. None of the members of the Compensation Committee is our employee. In addition, none of these individuals serves as a member of our board of directors or on the compensation committee of any company that has an executive officer serving on our board of directors or its compensation committee.

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding the annual and long-term compensation for services rendered to us in all capacities for the fiscal year ended December 31, 2006 of those persons who were, at any time during the year, (i) our principal executive officer, (ii) our interim principal financial officer and our former principal financial officer, and (iii) the three most highly compensated executive officers other than the principal executive officer and principal financial officer (each, a “named executive officer” and collectively, the “named executive officers”). For purposes of determining the three most highly compensated executive officers, the amounts shown in column (h) below were excluded.

		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name and Principal Position	Year	($) (1)	($) (2)	($) (3)	($) (4)	($) (2) (5)	($) (6)	($) (7)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Allen Chao, Ph.D.	2006	937,692	220,000	776,050	938,321	773,000	6,711	27,028	3,678,802
Chairman of the Board, President and Chief Executive Officer
Charles P. Slacik (8)	2006	420,038	0	0	43,709	0	2,552	19,009	485,308
Former Executive Vice President, and Chief Financial Officer
R. Todd Joyce	2006	254,925	0	17,406	51,830	90,314	2,577	17,973	435,025
Vice President, Corporate Controller and Treasurer (Interim Principal Financial Officer)
David A. Buchen	2006	377,237	0	27,245	104,975	232,122	3,283	20,342	765,204
Senior Vice President, General Counsel and Secretary
Edward F. Heimers	2006	332,573	0	27,245	147,460	122,835	412	25,516	656,041
Executive Vice President, President of Brand Division
Charles D. Ebert, Ph.D.	2006	402,556	0	21,750	74,524	121,433	1,305	20,807	642,375
Senior Vice President, Research and Development

(1)          Salary for 2006 includes annual salary and cash paid in lieu of vacation. Amounts include cash salary earned but deferred, as applicable, under our deferred compensation plans. Participants in these plans may defer receipt of portions of salary and/or annual non-equity incentive plan compensation earned for the year into Watson’s Executive Deferred Compensation Plan. Watson’s Executive Deferred Compensation Plan is discussed in further detail above under the heading “Compensation Discussion and Analysis” on page 11 and below under the heading “Nonqualified Deferred Compensation” on page 27.

(2)          Dr. Chao, our President and Chief Executive Officer, received a discretionary bonus for his individual performance as discussed in more detail under Annual Cash Incentive Awards above under the heading “Compensation Discussion and Analysis” on page 11.

(3)          Stock awards represent the compensation expense recognized by us for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), “Share Based Payment”, as amended (“SFAS 123(R)”) for restricted stock awards granted in and prior to 2006. We recognize the compensation expense associated with the fair value of restricted stock awards granted in and prior to 2006 over the period restrictions are eliminated for those awards. Fair value is based on the fair market value on the date of grant. For additional discussion on the determination of share-based compensation expense, see Share-Based Compensation in Note 2 and Note 3 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006.

(4)          Option awards represent the compensation expense recognized by us for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with SFAS 123(R) for stock options granted in and prior to 2006. Upon the implementation of SFAS 123(R) on January 1, 2006, we recognize the compensation expense associated with the fair value of stock options granted in and prior to 2006 over the vesting term of those awards. Grant date fair value is based on the Black-Scholes option pricing model on the date of grant. For additional discussion on the valuation assumptions used in determining the compensation expense, see Share-Based Compensation in Note 2 and Note 3 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006.

(5)          Non-equity incentive plan compensation represents payment for 2006 performance made in March 2007 under our annual cash incentives awards programs. For additional discussion on our annual cash incentive award programs, see Annual Cash Incentive Awards above under the heading “Compensation Discussion and Analysis” on page 11 and below under the heading “Grants of Plan-Based Awards” on page 22.

(6)          Amounts reflect the amount of interest paid on deferred compensation balances that is considered to be earned at above-market interest rates. In 2006 the guaranteed interest rate was 7%. Interest on deferred compensation is deemed to be above-market if it exceeds 120% of the applicable federal long-term rate. Watson’s Executive Deferred Compensation Plan is discussed in further detail above under the heading “Compensation Discussion and Analysis” on page 11 and below under the heading “Nonqualified Deferred Compensation” on page 27.

(7)          All other compensation includes a car allowance, registrant contributions under our 401(k) plan and deferred compensation plan, group life insurance coverage and other perquisites as follows:

	Car Allowance	401(k) Match	Deferred Compensation Match	Group Term Life Insurance	Other Perquisites	Total Other Compensation
Name	($)	($)	($)	($)	($)	($)
Allen Chao, Ph.D.	12,000	7,358	—	7,670	—	27,028
Charles P. Slacik	5,954	5,986	4,850	2,219	—	19,009
R. Todd Joyce	7,200	7,500	2,494	779	—	17,973
David A. Buchen	7,200	7,406	3,772	845	1,119	20,342
Edward F. Heimers	7,200	7,500	3,876	4,872	2,068	25,516
Charles D. Ebert, Ph.D.	7,200	7,500	4,026	2,081	—	20,807

(8)          Mr. Slacik resigned as our Chief Financial Officer effective October 20, 2007. In connection with his termination, unvested stock options and restricted stock awards for which restrictions had not been removed were forfeited. Vested stock options were forfeited effective January 20, 2007.

GRANTS OF PLAN-BASED AWARDS

The following table provides information about equity and non-equity awards granted to named executive officers for 2006:

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
			Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Grant Date		($)	($)	($)	(#)	(#)	($/Sh)	($)(2)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)
Allen Chao, Ph.D.	N/A		0	800,000	1,200,000
	3/24/2006	(3)				48,000			1,380,960
	3/24/2006	(4)					100,000	28.77	968,098
Charles P. Slacik(7)	N/A		0	0	0
	9/1/2006	(5)				1,667			42,742
	9/1/2006	(6)					5,000	25.64	43,086
R. Todd Joyce	N/A		0	58,539	109,761
	9/1/2006	(5)				1,333			34,178
	9/1/2006	(6)					4,000	25.64	34,469
David A. Buchen	N/A		0	140,000	262,500
	9/1/2006	(5)				1,667			42,742
	9/1/2006	(6)					5,000	25.64	43,086
Edward F. Heimers	N/A		0	153,065	286,997
	9/1/2006	(5)				1,667			42,742
	9/1/2006	(6)					5,000	25.64	43,086
Charles D. Ebert, Ph.D.	N/A		0	139,579	261,711
	9/1/2006	(5)				1,333			34,178
	9/1/2006	(6)					4,000	25.64	34,469

(1)          We provide performance-based annual cash incentive awards to our chief executive officer under a compensation plan administered by the Compensation Committee and for our executive officers under the 2006 Senior Executive Compensation Program. These columns indicate the ranges of possible payouts targeted for 2006 performance under the applicable annual cash incentive award plan for each named executive officer listed above. Actual cash incentive awards paid in 2007 for 2006 performance are set forth in columns (d) and (g) above in the “Summary Compensation Table”. For additional discussion on our annual cash incentive award programs, see Annual Cash Incentive Awards above under the heading “Compensation Discussion and Analysis” on page 11.

(2)          Grant date fair value of restricted stock grants is based on the fair market value of our common stock on the respective grant dates in accordance with SFAS 123(R). The weighted average per share grant date fair value of all named executive officer restricted stock grants was $25.64 except for Dr. Chao’s restricted stock grant which was $28.77 per weighted average share. The grant date fair value of stock option grants is based on the Black-Scholes option pricing model on the date of grant, in accordance with SFAS 123(R). The weighted average per share fair value of all named executive officer stock option grants was $8.62 except for Dr. Chao’s stock option grant which was $9.68 per weighted average share. For additional discussion on the accounting for restricted stock awards, see Share-Based Compensation in Note 2 and Note 3 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006. For additional discussion on the valuation assumptions used in determining the grant date fair value and the accounting for stock options, see Share-Based Compensation in Note 2 and Note 3 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006.

(3)          The restricted stock awards granted to Dr. Chao on March 24, 2006 were authorized in connection with Dr. Chao’s performance during the year ended December 31, 2005 under our Incentive Award Plan. Restrictions lapse equally on the restricted stock grants on the second and fourth anniversaries of the grant date.

(4)          The stock option awards granted to Dr. Chao on March 24, 2006 were also authorized in connection with Dr. Chao’s performance during the year ended December 31, 2005 under our Incentive Award Plan. The option grant has a ten year term and become exercisable in four equal annual installments commencing March 24, 2007. Once exercisable, the options remain exercisable for the shorter of the original term of the options or two years after cessation as our employee.

(5)          The restricted stock awards granted on September 1, 2006 were authorized in connection with the annual long term equity incentive grant under our Incentive Award Plan. Restrictions lapse equally on the restricted stock grants on the second and fourth anniversaries of the grant date.

(6)          The stock option awards granted on September 1, 2006 were authorized in connection with the annual long term equity incentive grant under our Incentive Award Plan. The option grant has a ten year term and become exercisable in four equal annual installments commencing September 1, 2007.

(7)          In connection with his resignation, Mr. Slacik’s 2006 stock option and restricted stock awards were forfeited effective October 20, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth the outstanding equity awards for our named executive officers at December 31, 2006:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Option Exercise	Option	Number of Shares or Units of Stock That Have	Market Value of Shares or Units of Stock That Have
	(#)	(#)		Price	Expiration	Not Vested	Not Vested
Name	Exercisable(1)	Unexercisable		($)(1)	Date	(#)(2)	($)(3)
(a)	(b)	(c)		(d)	(e)	(f)	(g)
Allen Chao, Ph.D.	100,000			24.3750	7/17/2007
	100,000			36.1875	2/24/2008
	100,000			35.8750	8/31/2009
	100,000			43.8750	2/3/2010
	100,000			37.5000	3/28/2010
	100,000			54.1600	2/12/2011
	100,000			56.0000	2/21/2011
	100,000			31.4700	12/27/2011
	160,000	40,000	(4)	27.8400	2/10/2012
	60,000	40,000	(5)	29.7000	1/31/2013
	200,000			46.5100	2/2/2014
	25,000	75,000	(6)	30.1200	6/29/2015
	—	100,000	(7)	28.7700	3/24/2016
						81,333	2,117,098
Charles P. Slacik (8)	60,000			28.9500	1/20/2007
	8,000			26.1400	1/20/2007
	1,250			35.1100	1/20/2007
R. Todd Joyce	5,000			43.0000	7/27/2008
	2,500			33.3750	7/20/2009
	2,500			44.7500	4/17/2010
	3,300			51.8125	7/13/2010
	2,500			45.8750	12/11/2010
	10,000			46.3100	12/21/2010
	6,500			48.9000	3/23/2011
	7,500			64.1800	7/27/2011
	15,000			27.8800	11/15/2011
	8,000	2,000	(9)	26.4000	5/28/2012
	7,000			38.9200	8/4/2013
	4,800	7,200	(10)	26.1400	8/9/2014
	750	2,250	(11)	35.1100	8/12/2015
	—	4,000	(12)	25.6400	9/1/2016
						2,333	60,728
David A. Buchen	10,000			50.7500	11/16/2008
	1,000			38.0625	3/23/2009
	2,500			33.3750	7/20/2009
	16,500			36.8750	3/3/2010
	2,250			44.7500	4/17/2010
	5,000			51.8125	7/13/2010
	5,000			48.9000	3/23/2011
	7,000			54.4800	8/23/2011

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Option Exercise	Option	Number of Shares or Units of Stock That Have	Market Value of Shares or Units of Stock That Have
	(#)	(#)		Price	Expiration	Not Vested	Not Vested
Name	Exercisable(1)	Unexercisable		($)(1)	Date	(#)(2)	($)(3)
(a)	(b)	(c)		(d)	(e)	(f)	(g)
David A. Buchen (cont’d)	17,500			28.1500	11/26/2011
	12,000	3,000	(13)	26.4000	5/28/2012
	20,000	5,000	(14)	29.4300	11/20/2012
	8,000			38.9200	8/4/2013
	6,800	10,200	(15)	26.1400	8/9/2014
	1,250	3,750	(16)	35.1100	8/12/2015
	—	5,000	(17)	25.6400	9/1/2016
						3,334	86,784
Edward F. Heimers	9,000	36,000	(18)	29.3900	5/11/2015
	1,250	3,750	(19)	35.1100	8/12/2015
	—	5,000	(20)	25.6400	9/1/2016
						3,334	86,784
Charles D. Ebert, Ph.D.	4,926			33.3300	12/15/2007
	4,927			33.8000	9/16/2008
	40,000			56.5000	1/15/2009
	10,000			42.1875	4/6/2009
	15,000			33.3750	7/20/2009
	17,875			44.7500	4/17/2010
	15,000			51.8125	7/13/2010
	7,500			48.8500	4/4/2011
	15,000			64.1800	7/27/2011
	11,000			27.8800	11/15/2011
	4,000	4,000	(21)	26.4000	5/28/2012
	8,000			38.9200	8/4/2013
	3,400	10,200	(22)	26.1400	8/9/2014
	1,000	3,000	(23)	35.1100	8/12/2015
	—	4,000	(24)	25.6400	9/1/2016
						2,663	69,318

       (1) On December 15, 2005 the Compensation Committee of the Board approved the accelerated vesting of certain unvested, out-of-the-money stock options having an exercise price of $38.00 or greater. The acceleration of vesting was effective December 15, 2005, for stock options previously awarded to our employees, including its named executive officers under our equity compensation plans.

       (2) Restrictions on the restricted stock grants lapse equally on the second and fourth anniversaries of the grant date. Information presented in column (f) aggregates all unforfeited restricted stock awards granted.

       (3) Market value is determined by multiplying the number of shares by the closing price of $26.03 of our common stock on the NYSE on December 29, 2006, the last day of trading for the year.

       (4) Unvested options vest as to 40,000 shares on February 10, 2007.

       (5) Unvested options vest as to 20,000 shares on each of January 31, 2007 and January 31, 2008.

       (6) Unvested options vest as to 25,000 shares on each of June 29, 2007, June 29, 2008 and June 29, 2009.

       (7) Unvested options vest as to 25,000 shares on each of March 24, 2007, March 24, 2008, March 24, 2009 and March 24, 2010.

       (8) Resigned as Chief Financial Officer effective October 20, 2007. In connection with his termination, unvested stock options and restricted stock awards for which restrictions had not been removed were forfeited. Vested stock options that were not exercised were forfeited effective January 20, 2007.

       (9) Unvested options vest as to 2,000 shares on May 28, 2007.

(10) Unvested options vest as to 2,400 shares on each of August 9, 2007, August 9, 2008 and August 9, 2009.

(11) Unvested options vest as to 750 shares on each of August 12, 2007, August 12, 2008 and August 12, 2009.

(12) Unvested options vest as to 1,000 shares on each of September 1, 2007, September 1, 2008, September 1, 2009 and September 1, 2010.

(13) Unvested options vest as to 3,000 options on May 28, 2007.

(14) Unvested options vest as to 5,000 options on November 20, 2007.

(15) Unvested options vest as to 3,400 shares on each of August 9, 2007, August 9, 2008 and August 9, 2009.

(16) Unvested options vest as to 1,250 shares on each of August 12, 2007, August 12, 2008 and August 12, 2009.

(17) Unvested options vest as to 1,250 shares on each of September 1, 2007, September 1, 2008, September 1, 2009 and September 1, 2010.

(18) Unvested options vest as to 9,000 shares on each of May 11, 2007, May 11, 2008, May 11, 2009 and May 11, 2010.

(19) Unvested options vest as to 1,250 shares on each of August 12, 2007, August 12, 2008 and August 12, 2009.

(20) Unvested options vest as to 1,250 shares on each of September 1, 2007, September 1, 2008, September 1, 2009 and September 1, 2010.

(21) Unvested options vest as to 4,000 shares on May 28, 2007.

(22) Unvested options vest as to 3,400 shares on each of August 9, 2007, August 9, 2008 and August 9, 2009.

(23) Unvested options vest as to 1,000 shares on each of August 12, 2007, August 12, 2008 and August 12, 2009.

(24) Unvested options vest as to 1,000 shares on each of September 1, 2007, September 1, 2008, September 1, 2009 and September 1, 2010.

OPTIONS EXERCISES AND STOCK VESTED

The following table sets forth certain information with respect to each named executive officer concerning the exercise of option awards and the vesting of stock awards, as applicable, during the fiscal year ended December 31, 2006. No shares of restricted stock vested for any of the named executive officers for the year ended December 31,2006.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Allen Chao, Ph.D.	200,000	1,552,500	—	—
Charles P. Slacik	—	—	—	—
R. Todd Joyce	—	—	—	—
David A. Buchen	—	—	—	—
Edward F. Heimers	—	—	—	—
Charles D. Ebert, Ph.D.	—	—	—	—

(1)          Determined by calculating the spread between the fair market value of the common stock on the date of exercise and the exercise price of the options.

NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth the executive contributions, employer matches, earnings, withdrawals/distributions and account balances for the named executive officers in the Watson Executive Deferred Compensation Plan, an unfunded, unsecured deferred compensation plan.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
Allen Chao, Ph.D.	—	—	35,341	—	540,267
Charles P. Slacik	53,675	4,850	13,892	(21,688)	213,358
R. Todd Joyce	186,974	2,494	13,710	(189,223)	299,555
David A. Buchen	75,447	3,772	17,487	—	309,188
Edward F. Heimers	34,280	3,876	2,272	—	51,064
Charles D. Ebert, Ph.D.	16,102	4,026	6,923	—	116,335

(1)          Executive contributions reported in column (b) above include salary contributions for 2006 (reported in column (c) as “Salary” in the Summary Compensation Table on page 20) and amounts related to non-equity incentive plan compensation earned in 2005 but paid in 2006. Included in the amounts above representing non-equity plan contribution earned in 2005 but paid in 2006 were $32,500 for Mr. Slacik, $36,384 for Mr. Joyce and $11,000 for Mr. Heimers.

(2)          Registrant contributions reflects company matching contributions to the Executive Deferred Compensation Plan in 2006. All amounts in column (c) are reported in column (i) in “All Other Compensation” in the Summary Compensation Table on page 20.

(3)          Aggregate earnings represent 2006 deemed investment earnings at the guaranteed fixed interest rate for 2006 of 7%. No other investment alternatives for amounts deferred or credited are offered under the plan. Included in column (d) are amounts considered to be earned at above-market interest rates which are included in column (h) in “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table on page 20.

(4)          Assets in the plan are distributed either (i) at separation of service as a result of retirement, disability, termination, or death; or (ii) on a designated date elected by the participant. The Plan requires participants to make an annual distribution election with respect to the money to be deferred in the next calendar year. If a participant so elects, deferrals made in one year may be distributed as soon as the next year following the deferral election. Participants may elect to receive a distribution as a lump-sum cash payment or in installment payments paid over 2 to 15 years, as the participant elects. Bonus deferrals are credited to a participant’s account the year following the year in which the bonus is earned. As a result, bonus deferrals may not be distributed until the year following the year in which the bonus is paid to a participant and credited to his or her account. Per regulatory requirements, participants may not accelerate distributions from the Plan.

(5)          Aggregate balance reflects vested and unvested balances within the Executive Deferred Compensation Plan as of December 31, 2006. All amounts are fully vested for each named executive officer except for Mr. Heimers, whose vested balance as of December 31, 2006 amounts to $47,101.

Potential Payments Upon Termination or Change-in-Control

Executive Severance and Change in Control Agreements.   Our named executive officers are parties to employment agreements whereby we provide certain payments and benefits to these executives in the event of (i) an involuntary termination without cause, (ii) the resignation of the executive for good reason or (iii) a qualifying termination in connection with a change-in-control. Pursuant to these agreements, under these circumstances such executives are entitled to receive:

(1)         lump sum cash payments equal to the sum of (a) 24 months of the executive’s then base salary, (b) the greater of 2 times the executive’s target bonus to be earned in the year in which the termination occurs or 2 times the amount of the bonus paid to the executive in the prior year, and (c) the executive’s prorated bonus for the year in which the termination occurs;

(2)         continued group health benefits (medical, dental and vision) for the executive and the executive’s dependents for a period of up to 24 months; and

(3)         outplacement services for one year with a nationally recognized service selected by us.

The level of benefits payable in the event of a qualifying termination is based upon the level of responsibility of the executive. Cash payments are to be paid within 30 days of termination.

Long-Term Equity Incentives.   In the event of a qualifying termination in connection with a change-in-control, a named executive officer is entitled to accelerated vesting with respect to all of his options and restricted stock awards. Such executive is entitled to exercise any vested options and is entitled to continue to hold their shares of unrestricted stock after termination. The value of vested stock options are not included in the tables below because all employees who hold vested options and unrestricted stock under our stock plans are entitled to exercise such options and continue to hold such stock upon termination of their employment. However, in the event of an involuntary termination without cause, resignation for good reason or a qualifying termination in connection with a change-in-control, a named executive officer is entitled to accelerated vesting with respect to all of his options and restricted stock awards.

Change-in-Control Gross Up Payment.   Pursuant to their respective employment agreements, each of our named executive officers is also entitled to receive a gross-up payment to compensate him for any excise taxes payable with respect to the payments and benefits made under his agreement.

Forfeiture of Severance Benefits.   If the named executive officer breaches the non-solicitation provision of his employment agreement, or violates certain other confidentiality agreements entered into with us, and fails to cure such violation within 10 business days written notice from us, then any severance payments or other benefits being provided to such named executive officer will immediately cease.

Certain Definitions.

A “change-in-control” generally means (i) a sale of assets representing more than 50% of our net book value or fair market value; (ii) our liquidation or dissolution; (iii) a merger, consolidation or other transaction involving us after the completion of which our stockholders before the transaction represent less than 60% (50% in the case of Mr. Heimer’s agreement) of the voting power of our stockholders following the transaction; (iv) the acquisition by a person or group of more than 30% (50% in the case of Mr. Heimer’s agreement) of the combined voting of Watson; or (v) the replacement of the majority of our incumbent directors by individuals not approved by a majority of our incumbent Board.

A “qualifying termination” means, within 90 days before or within 24 months following a change-in-control, (i) we terminate the executive other than for “cause” or (ii) the executive terminates his employment with us for “good reason.”

Termination for “good reason” generally means, in the case of Dr. Chao, Mr. Joyce, Mr. Buchen and Dr. Ebert, that executive has terminated his or her employment with us because (i) any reduction of executive’s then existing annual base salary, (ii) any material reduction in the package of benefits and incentives, taken as a whole, provided to executive or (iii) any diminution (or in the case of Messrs. Buchen and Ebert, a material diminution) of executive’s duties, and responsibilities, taken as a whole; (iv) a requirement that executive relocate that would increase executive’s one-way commute distance by more than thirty-five (35) miles; (v) any material breach by us of our obligations under executives employment agreement; or (vi) any failure by us in obtaining the assumption of executive employment agreement by any successor or assign.

Termination for “good reason” means, in the case of Mr. Heimers, that executive has terminated his or her employment with us because (i) after a Change of Control, (a) any reduction of executive’s then existing annual base salary, (b) any material reduction in the package of benefits and incentives, taken as a whole, provided to executive or (c) any material diminution of executive’s duties, and responsibilities, taken as a whole; (ii) a requirement that executive relocate that would increase executive’s one-way commute distance by more than thirty-five (35) miles; (iii) any material breach by us of our obligations under executives employment agreement; or (iv) any failure by us in obtaining the assumption of executive employment agreement by any successor or assign.

Termination for “cause” means that we have terminated executive because of (i) executive’s conviction for any felony or (ii) executive’s gross misconduct, material violation of our policies, or material breach of executive’s duties to us, which executive fails to correct within thirty (30) days after executive is given written notice by our chief executive officer or another designated officer.

In accordance with the requirements of the rules of the SEC, the table below indicates the amount of compensation payable by us to each named executive officer upon (i) resignation for “good reason,” involuntary not-for-cause termination and (ii) a qualifying termination following a change-in-control. The amounts assume that such termination was effective as of December 29, 2006 and thus includes amounts earned through such date and are only estimates of the amounts that would actually be paid to such executives upon their termination. The table does not include certain amounts that the named executive officer is entitled to receive under certain plans or arrangements that do not discriminate in scope, terms or operation, in favor of our executive officers and that are generally available to all salaried employees, such as payment of accrued vacation. The following table also does not include the accrued and vested accounts of the executive under our deferred compensation plan. The amounts are generally distributed to such executive upon a termination of employment, regardless of the reason, in accordance with his election under the applicable plan. The accrued and vested amounts under the plan are set forth in the table under “Nonqualified Deferred Compensation” on page 27. We have not included calculations for Mr. Slacik as he voluntarily resigned from his employment with us prior to December 29, 2006.

Estimated Termination Payments

			Equity Vesting		Other Benefits
Name of Executive	Trigger	Cash Severance(1)	Restricted Stock(2)	Unexercisable Options(3)	Health & Welfare(4)	Outplacement(5)	Tax Gross-Ups(6)	Total
Allen Chao	Good Reason or Without Cause	$3,826,000	—	—	$27,590	—	—	$3,853,590
	Change in Control	$3,826,000	$2,117,098		$27,590	—	—	$5,970,686
David Buchen	Good Reason or Without Cause	$1,080,000	—	—	$27,590	$9,000	—	$1,116,590
	Change in Control	$1,080,000	$86,784	$1,950	$27,590	$9,000	$475,406	$1,680,731
Charles Ebert	Good Reason or Without Cause	$1,076,750	—	—	$27,590	$9,000	—	$1,113,340
	Change in Control	$1,076,750	$69,318	$1,560	$27,590	$9,000	—	$1,184,218
Edward Heimers	Good Reason or Without Cause	$986,421	—	—	$27,590	$9,000	—	$1,023,011
	Change in Control	$986,421	$86,784	$1,950	$27,590	$9,000	$398,999	$1,510,744
R. Todd Joyce	Good Reason or Without Cause	$585,389	—	—	$27,590	$9,000	—	$621,979
	Change in Control	$585,389	$60,728	$1,560	$27,590	$9,000	—	$684,267

(1)          Represents the sum of (i) two times the executive’s then base salary and (ii) two times the executive’s target bonus to be earned in the year of termination or resignation or two times the amount of the bonus paid to the executive in the previous year, whichever is greater. The executive’s prorated bonus (calculated through the date of termination) is excluded from the table as the triggering event occurs on the last day of the performance period and thus the pay out will be the same as if the termination had not occurred.

(2)          Represents the aggregate of the acceleration of vesting of the executive unvested restricted stock valued based on the closing price of our common stock on December 29, 2006 of $26.03.

(3)          Represents the aggregate value of the acceleration of vesting of the executive’s unvested stock options based on the spread between the closing price of our common stock of $26.03 on December 29, 2006 and the exercise price of the stock options.

(4)          Represents continued group health benefits (medical, dental and vision) for the executive and his dependents for a period of up to 24 months.

(5)          Represents one year of outplacement services.

(6)          Represents payment of an amount sufficient to offset the impact of any “excess parachute payment” excise tax payable by the executive pursuant to the provisions of the Internal Revenue Code or any comparable provision of state law. An executive is treated as having received excess parachute payments if he receives compensatory payments or benefits that are contingent on a change in control, and the aggregate amount of such payments and benefits equal or exceeds three times the executive’s base amount.

The following table sets forth information regarding outstanding options and shares reserved for future issuance under the equity compensation plans as of December 31, 2006:

Equity Compensation Plan Information
As of December 31, 2006

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	10,984,106	$36.3863	9,334,533	(2)
Equity compensation plans not approved by security holders	0	0	0
Total	10,984,106	$36.3863	9,334,533

(1)          Based on outstanding options under our 1991 Stock Option Plan, 1995 Non-Employee Directors’ Stock Option Plan and our Incentive Award Plan.

(2)          Represents securities available for issuance under our Incentive Award Plan. Includes 5,728,333 shares available for issuance under our Incentive Award Plan which were converted from shares of common stock available for issuance under the Andrx Corporation 2000 Stock Option Plan in connection with our acquisition of Andrx Corporation in November 2006. These converted shares may not be used for grants to individuals who were providing services to Watson or any of our subsidiaries immediately prior to the effective time of our acquisition of Andrx Corporation. See “Proposal No. 2—Approval of Second Amendment And Restatement Of The 2001 Incentive Award Plan Of Watson Pharmaceuticals, Inc.” The 1995 Non-Employee Directors’ Stock Option Plan expired in February 2005 and no securities are available for future awards under this plan.

DIRECTOR COMPENSATION

All members of our Board of Directors who are not our full-time employees received a director’s fee of $40,000 for 2006. In addition, in 2006 directors were paid $1,500 for each Board of Directors’ meeting personally attended and $500 for each meeting attended telephonically. Directors were also paid $1,000 for each Committee meeting personally attended and $500 for each Committee meeting attended telephonically. Additionally, the Chairman of each of the Compensation Committee, the Regulatory Compliance Committee and the Nominating and Corporate Governance Committee received an annual fee of $5,000. The Chairman of the Audit Committee received an annual fee of $8,000. All directors were reimbursed for expenses incurred in connection with attending Board of Directors and Committee meetings. Michel J. Feldman’s law firm receives his director’s fees.

The following table sets forth the annual compensation to non-employee directors for 2006:

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)(1)	($)(2)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Michael J. Fedida	55,500	56,581	42,815	—	—	—	154,896
Michel J. Feldman	55,500	—	74,737	—	—	—	130,237
Albert F. Hummel	54,500	56,581	42,815	—	—	—	153,896
Catherine M. Klema	61,500	56,581	42,815	—	—	—	160,896
Jack Michelson	65,000	31,820	45,684	—	—	—	142,504
Ronald R. Taylor	72,000	31,820	45,684	—	—	—	149,504
Andrew L. Turner	66,000	31,820	45,684	—	—	—	143,504
Fred G. Weiss	74,500	—	74,737	—	—	—	149,237

(1)          Restricted stock awards with a per share fair value of $29.03 were granted during 2006 to Mr. Fedida, Mr. Hummel, Ms. Klema, Mr. Michelson, Mr. Taylor and Mr. Turner representing an overall grant date fair value of $48,393, for each such director.

Restricted stock awards with a per share fair value of $30.12 were granted during 2005 to Mr. Fedida, Mr. Hummel and Ms. Klema, representing an overall grant date fair value of $50,210, for each such director. Grant date fair value is based on the fair market value on the date of grant.

The Stock Awards reported in column (c) represent the compensation expense we recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with SFAS 123(R) for the restricted stock awards we granted to our non-employee directors in 2005 and 2006. We recognize the expense associated with the grant date fair value of these restricted stock awards over the period restrictions are eliminated for those awards. For our non-employee directors, restricted stock awards vest after one year.

For additional discussion on the determination of share-based compensation expense and the grant date fair value for restricted stock, see Share-Based Compensation in Note 2 and Note 3 to the audited consolidated financial statements in our Annual Report on Form 10 K for the year ended December 31, 2006.

(2)          Option awards represent the compensation expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with SFAS 123(R) for stock options granted in and prior to 2006. Upon the implementation of SFAS 123(R) on January 1, 2006, we recognize the expense associated with the grant date fair value of stock options granted in and prior to 2006 over the vesting term of those awards. Fair value is based on the Black-Scholes option pricing model on the date of grant. Stock option awards with a per share fair value of $8.08 were granted during 2006 to Mr. Fedida, Mr. Hummel, Ms. Klema, Mr. Michelson, Mr. Taylor and Mr. Turner representing an overall fair value of $40,375, for each such director. For additional discussion on the valuation assumptions used in determining share-based compensation expense and the grant date fair value for stock options, see Share-Based Compensation in Note 2 and Note 3 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006.

(3)          The table below shows the aggregate number of outstanding unvested stock awards and option awards held by each director as of December 31, 2006.

Director	Unvested Stock Awards	Vested and Unvested Option Awards
Allen Chao, Ph.D.	81,333	1,500,000
Michael J. Fedida	1,667	70,000
Michel J. Feldman	0	90,000
Albert F. Hummel	1,667	70,000
Catherine M. Klema	1,667	21,700
Jack Michelson	1,667	47,000
Ronald R. Taylor	1,667	65,000
Andrew L. Turner	1,667	65,000
Fred G. Weiss	0	70,000

BENEFICIAL OWNERSHIP OF STOCKHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of March 16, 2007, the name, address (where required) and beneficial ownership of each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than 5% of our common stock, and the amount of common stock beneficially owned by each of the directors (including nominees) and named executive officers, and by all of our directors and executive officers (including named executive officers) as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
The TCW Group., on behalf of the TCW Business Unit 865 South Figueroa Street Los Angeles, California 90017	10,583,440	(2)	10.3%
Franklin Resources, Inc. One Franklin Parkway San Mateo, California 94403	5,878,014	(3)	5.7%
Directors and Named Executive Officers
Allen Chao, Ph.D.	5,260,045	(4)	5.1%
Michael J. Fedida.	73,334	(5)	*
Michel J. Feldman	81,000	(6)	*
Albert F. Hummel.	485,180	(7)	*
Catherine M. Klema.	25,034	(8)	*
Jack Michelson.	48,667	(9)	*
Ronald R. Taylor	66,667	(10)	*
Andrew L. Turner.	66,667	(11)	*
Fred G. Weiss	61,000	(12)	*
David A. Buchen	118,134	(13)	*
Charles D. Ebert, Ph.D.	160,763	(14)	*
Edward Heimers, Jr .	22,584	(15)	*
R. Todd Joyce	83,890	(16)	*
Charles P. Slacik.	0		*
All current directors and executive officers of the Company (18 individuals)	8,636,221	(17)	8.4%

*                    Represents less than 1%

(1)          Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, we believe the persons named in this table have sole voting and investment power with respect to all shares of common stock reflected in this table. As of March 16, 2007, 102,510,189 shares of our common stock were issued and outstanding. No shares have been pledged as security by any of our executive officers.

(2)          According to a Schedule 13G filed with the SEC on March 9, 2007 by The TCW Group, Inc., on behalf of The TCW Business Unit. The TCW Business Unit is deemed to be the beneficial owner of 10,583,440 shares, has shared power to dispose of all shares held by it, has sole power to vote none of such shares and has shared power to vote 9,118,050 of such shares. The TCW Group, Inc. is a parent holding company with subsidiaries including the Trust Company of the West, TCW Asset Management Company and TCW Investment Company. The TCW Business Unit is primarily engaged in the provision of investment management services.

(3)          According to a Schedule 13G filed with the SEC on February 5, 2007 by Franklin Resources, Inc., on behalf of (i) itself, (ii) its principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr. and (iii) certain of its affiliates, including:

1.                Franklin Templeton Investment Management Limited (sole power to vote or to direct the vote of 738,040 shares and sole power to dispose or to direct the disposition of 2,667,434 shares),

2.                Franklin Advisory Services, LLC (sole power to vote or to direct the vote of 1,802,400 shares and sole power to dispose or to direct the disposition of 1,802,440 shares),

3.                Franklin Templeton Investment Corp. (sole power to vote or to direct the vote of 819,380 shares, sole power to dispose or to direct the disposition of 814,840 shares and shared power to dispose or to direct the disposition of 4,540 shares),

4.                Templeton Investment Counsel, LLC (sole power to vote or to direct the vote of 511,710 shares and sole power to dispose or to direct the disposition of 511,710 shares),

5.                Templeton Asset Management Ltd. (sole power to vote or to direct the vote of 37,990 shares and sole power to dispose or to direct the disposition of 66,990 shares), and

6.                Fiduciary Trust Company International (sole power to vote or to direct the vote of 100 shares and sole power to dispose or to direct the disposition of 100 shares).

(4)          Includes 1,330,000 shares of common stock subject to options exercisable within 60 days of March 16, 2007, 1,418,661 shares of common stock held by Allen Chao Interests, Ltd., a partnership in which Dr. Chao is a controlling partner, 959,083 shares of common stock held by MAL Investment Company, a corporation of which Dr. Chao is a controlling stockholder, 883,468 shares of common stock held by the Allen Chao and Lee Hwa Chao Family Trust, 587,500 shares of common stock and 81,333 unvested shares of restricted common stock held by Dr. Chao.

(5)          Includes 70,000 shares of common stock subject to options exercisable within 60 days of March 16, 2007, 1,667 shares of common stock and 1,667 unvested shares of restricted common stock held by Mr. Fedida.

(6)          Includes 80,000 shares of common stock subject to options exercisable within 60 days of March 16, 2007 and 1,000 shares of common stock held by Ercelle Feldman, the wife of Michel J. Feldman, for which Mr. Feldman disclaims beneficial ownership.

(7)          Includes 70,000 shares of common stock subject to options exercisable within 60 days of March 16, 2007, 149,513 shares of common stock and 1,667 unvested shares of restricted common stock held by Mr. Hummel and options to purchase 264,000 shares of common stock, which Mr. Hummel acquired from Dr. Alec Keith (a former director of the Company).

(8)          Includes 21,700 shares of common stock subject to options exercisable within 60 days of March 16, 2007, 1,667 shares of common stock and 1,667 unvested shares of restricted common stock held by Ms. Klema.

(9)          Includes 47,000 shares of common stock subject to options exercisable within 60 days of March 16, 2007 and 1,667 unvested shares of restricted common stock held by Mr. Michelson.

(10) Includes 65,000 shares of common stock subject to options exercisable within 60 days of March 16, 2007 1,667 unvested shares of restricted common stock held by Mr. Taylor.

(11) Includes 65,000 shares of common stock subject to options exercisable within 60 days of March 16, 2007 and 1,667 unvested shares of restricted common stock held by Mr. Turner.

(12) Includes 60,000 shares of common stock subject to options exercisable within 60 days of March 16, 2007 and 1,000 shares of common stock held by Mr. Weiss.

(13) Includes 114,800 shares of common stock subject to options exercisable within 60 days of March 16, 2007 and 3,334 unvested shares of restricted common stock held by Mr. Buchen.

(14) Includes 157,628 shares of common stock subject to options exercisable within 60 days of March 16, 2007, 472 shares of common stock and 2,663 unvested shares of restricted common stock held by Dr. Ebert.

(15) Includes 19,250 shares of common stock subject to options exercisable within 60 days of March 16, 2007 and 3,334 unvested shares of restricted common stock held by Mr. Heimers.

(16) Includes 75,350 shares of common stock subject to options exercisable within 60 days of March 16, 2007, 6,207 shares of common stock held by Joyce Family Trust and 2,333 unvested shares of restricted common stock held by Mr. Joyce.

(17) Includes 2,411,241 shares of common stock subject to options exercisable within 60 days of March 16, 2007 for all executive officers and directors as a group.

PROPOSAL NO. 2—SECOND AMENDMENT AND RESTATEMENT OF
THE 2001 INCENTIVE AWARD PLAN OF WATSON PHARMACEUTICALS, INC.

General

We are asking our stockholders to approve the Second Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the “Amended and Restated Plan”). The Amended and Restated Plan became effective upon adoption by our Board of Directors, subject to the approval of our stockholders. The material amendments reflected in the Amended and Restated Plan are intended to:

•       eliminate the ability to issue 5,728,333 shares of our common stock pursuant to awards to former Andrx Corporation (“Andrx”) service providers and individuals who began providing services to us following the effective date of the merger with Andrx;

•       replace the eliminated shares with an equal number of shares that may be issued pursuant to awards to all Watson service providers by 5,728,333 shares;

•       eliminate the 1,000,000 share cap on the aggregate number of shares of our common stock that may be issued pursuant to restricted stock awards, restricted stock units awards, dividend equivalent awards, deferred stock awards and stock payment awards;

•       provide that the number of shares of our common stock available for issuance under the Amended and Restated Plan will be reduced by two shares for each share of our common stock delivered in settlement of any “Full Value Award,” which is any award other than a stock option or stock appreciation right;

•       revise the definition of “Fair Market Value” to use the closing trading price on the date of determination (as opposed to the last preceding trading date);

•       revise the adjustment provisions of the Amended and Restated Plan to require mandatory adjustments to outstanding awards in the case of stock splits, reverse stock splits or similar corporate transactions or events; and

•       extend the maximum term of the Amended and Restated Plan to March 23, 2017.

Background

In 2005, our stockholders approved the adoption of the Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (our “Incentive Award Plan”), which authorized us to issue up to fourteen million shares of our common stock pursuant to awards under the Incentive Award Plan. In November 2006, we amended the Incentive Award Plan to reflect the assumption of the shares remaining available for issuance under the Andrx Corporation 2000 Stock Option Plan (the “Andrx Plan”). As a result, 6,113,965 shares of Andrx common stock remaining available for awards under the Andrx Plan, which had previously been approved by Andrx Corporation’s stockholders, were converted (after adjustment to reflect the merger) into 5,728,333 shares of our common stock available for future awards under our Incentive Award Plan (the “Assumed Shares”).

The Assumed Shares are subject to two additional limitations: (1) the period of time the Assumed Shares are available for awards under our Incentive Award Plan may not extend beyond the period of time they would otherwise have been available for awards under the Andrx Plan, and (2) the awards granted under our Incentive Award Plan with respect to Assumed Shares may not be granted to any individual who provided services to us or any of our subsidiaries (determined without regard to our merger with Andrx), as of immediately prior to the effective date of the merger. The effect of this second limitation is to cause the Assumed Shares under our Incentive Award Plan to only be available for grant to former employees of Andrx and individuals who began providing service to us following the effective date of the merger.

As of March 16, 2007, there were

•       3,887,373 shares remaining available for grant or issuance to all Watson service providers under the Amended and Restated Plan, of which no more than 434,134 shares may be used for grant or issuance pursuant to restricted stock awards, restricted stock unit awards, dividend equivalents awards, deferred stock awards or stock payment awards; and

•       5,728,333 shares available for grant or issuance to former Andrx service providers and new Watson service providers, of which no more than 268,889 shares may be used for grant or issuance pursuant to restricted stock awards.

Because of (i) the limited number of remaining shares that may be granted to all Watson service providers under the Incentive Plan and (ii) the limited number of persons to whom we may grant awards covering the Assumed Shares, the Board of Directors believes it is appropriate at this time to amend our Incentive Award Plan to simultaneously eliminate the ability to use the Assumed Shares and authorize the one-for-one replacement of the Assumed Shares with shares of our common stock available for future awards to all Watson service providers. If our stockholders approve the amendments described in this proposal, the aggregate number of shares of our common stock available for issuance under the Amended and Restated Plan will remain the same, but the Company will have greater flexibility to select the Watson service providers to whom such awards covering such shares may be granted.

If our stockholders approve the Amended and Restated Plan, such approval will be considered approval of the Amended and Restated Plan for purposes of Section 162(m) and Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). If the Amended and Restated Plan is not approved by the stockholders, the Incentive Award Plan (as in effect immediately prior to the adoption of the Amended and Restated Plan) will remain in full force and effect (including the ability to grant or issue the Assumed Shares to former Andrx service providers and new Watson service providers).

The Amended and Restated Plan is not subject to the provisions of ERISA, and is not a qualified plan under Section 401(a) of the Code.

The principal features of the Amended and Restated Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended and Restated Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Summary of the Amended and Restated Plan

Purpose:

The Amended and Restated Plan allows the Company to offer to participants a variety of equity-based incentives, including options, stock appreciation rights, restricted stock, restricted stock units, stock payments, deferred stock, and dividend equivalents. These awards may or may not require the attainment of performance objectives. The purposes of these awards are to: (1) provide an additional incentive for directors, employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company Stock and/or rights which recognize such growth, development and financial success; and (2) enable the Company to obtain and retain the services of directors, employees and consultants considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

Plan Administration:

The Amended and Restated Plan is currently administered by the Compensation Committee, except with respect to awards granted to Independent Directors, which are administered by the Board of Directors. All members of the Compensation Committee are non-employee directors, each of whom is intended to qualify as (i) an independent director under the Company’s Director Independence Standards, (ii) a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, and (iii) an “outside director” for purposes of Section 162(m) of the Code. The Compensation Committee has the power to interpret the Amended and Restated Plan and to adopt such rules for the administration, interpretation and application of the Amended and Restated Plan as are consistent with the Amended and Restated Plan. The Compensation Committee may also delegate certain of its duties under the Amended and Restated Plan to one or more members of the Compensation Committee or officers of the Company, except that no delegation is permitted for (a) participants that are subject to the reporting rules under Section 16(a) of the Exchange Act, (b) participants who may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code or (c) officers that are delegated such authority by the Compensation Committee. All references to the “Administrator” mean the Compensation Committee or the party to whom it delegates authority. The Board of Directors may at any time exercise the rights and duties of the Compensation Committee or the party to whom it has delegated authority, except with respect to matters under Rule 16b-3 or Section 162(m) of the Code that are required to be determined by the Compensation Committee. Action by the Compensation Committee will be taken by a majority vote or written consent of all of its members.

Authorized Shares:

The Amended and Restated Plan authorizes the issuance of up to 19,728,333 shares of our common stock pursuant to awards under the Amended and Restated Plan. The number of shares of our common stock available for issuance under the Amended and Restated Plan will be reduced by (i) two shares for each one share of our common stock delivered in settlement of any “full-value award” granted under the Amended and Restated Plan, which is any award other than a stock option or stock appreciation right and (ii) one share for each share of our common stock delivered in settlement of all other awards granted under the Amended and Restated Plan.

The Amended and Restated Plan counts shares on a “gross” basis and does not allow the re-grant of shares withheld or surrendered in payment of the exercise price or tax withholding obligations of an award. Any shares subject to an award under the Amended and Restated Plan that are surrendered or cancelled, or any shares subject to an award that expires or otherwise is terminated without issuance of such shares, will be available for awards under the Amended and Restated Plan; provided, however, that if a Full Value Award terminates, expires, lapses or is forfeited for any reason the number of shares that will again be available for the grant of an award pursuant to the Amended and Restated Plan will be increased by two shares for each share of our common stock subject to such Full Value Award. Shares of our common stock subject to awards that are adjusted and become exercisable with respect to shares of stock of another corporation will be available for awards under the Amended and Restated Plan. Any shares of restricted stock that are surrendered by the participant or repurchased by the Company pursuant to the terms of the Amended and Restated Plan will be available for awards under the Amended and Restated Plan.

In the event of a dividend, recapitalization, reclassification, stock split, merger, consolidation, split-up, spin-off, combination, consolidation, reorganization, dissolution or other similar corporate transaction that affects our common stock, the Administrator will equitably adjust any or all of the following in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Amended and Restated Plan:

(i)    the number and kind of shares of our common stock that may be granted under the Amended and Restated Plan (and the manner in which shares subject to a Full Value Award will be counted),

(ii)   the limitation on the maximum number and kind of shares that may be subject to one or more awards granted to any one individual during any fiscal year of the Company,

(iii) the number and kind of shares subject to outstanding awards, and

(iv)  the grant or exercise price with respect to any such award.

The shares of our common stock covered by the 2007 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. For purposes of the 2007 Plan, the fair market value of a share of our common stock as of any given date will be the closing sales price for a share of our common stock on the stock exchange or national market system on which our common stock is listed on such date or, if there is no closing sales price for our common stock on the date in question, the closing sales price for a share of our common stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal. The closing sales price for a share of our common stock on the New York Stock Exchange on March 28, 2007 was $26.25, as reported in The Wall Street Journal.

Award Limit:	Subject to adjustment, the maximum number of shares of our common stock which may be subject to awards granted to any individual in any fiscal year of the Company may not exceed 500,000 shares.
Eligibility:	Participants in the Amended and Restated Plan will be employees, consultants, or directors of the Company or its subsidiaries, as selected by the Administrator.

Awards
Stock Options:

A stock option may be granted either alone or in addition to other awards granted under the Amended and Restated Plan and may be an incentive stock option or a non-qualified stock option. The Administrator determines (i) which employees, consultants, and directors are to be granted options; (ii) the number of shares covered thereby; (iii) whether the options are intended to qualify as incentive stock options or non-qualified stock options (except that only employees of the Company or any subsidiary corporation may be granted incentive stock options); and (iv) terms and conditions of such options, consistent with the Amended and Restated Plan.

In the case of incentive stock options, (i) the per share exercise price will not be less than 100% of the fair market value of shares of our common stock on the grant date, and (ii) for the persons owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company or any subsidiary corporation (a “10% Person”), the per share exercise price will be not less than 110% of the fair market value of a share of our common stock on the grant date.

In the case of non-qualified stock options, the per share price will not be less than 100% of the fair market value of a share of our common stock on the date the option is granted.

Each option, and its exercise price, term, vesting and other material terms will be evidenced by a written award agreement. Payment of the stock option exercise price will be made in cash. However, the Administrator, in its discretion, may allow payment through the delivery of shares of our common stock that have been held at least six months, shares then issuable upon exercise of the stock option, the cash proceeds from a broker assisted market sale of the shares, or other consideration approved by the Administrator, or any combination thereof, having a fair market value on the exercise date equal to the total option exercise price.

Restricted Stock:

Restricted stock may be sold to participants at various prices or granted in connection with the performance of services. Restricted stock is subject to forfeiture or repurchase by the Company if the vesting conditions are not met and is subject to transferability restrictions. Vesting conditions may be based on duration of employment and performance criteria (or other specified criteria). The Administrator, in its discretion, will determine (i) which employees, directors or consultants are to be granted restricted stock awards, (ii) the purchase price, which will be no less than the par value of our common stock to be purchased, unless permitted by applicable state law, and (iii) the vesting conditions and restrictions on the shares of our common stock awarded. Except as otherwise determined by the Administrator at the time of grant or thereafter, upon termination of employment or service for any reason during the restriction period, all shares of restricted stock will be surrendered by the participant and reacquired by the Company.

Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units:

Participants awarded dividend equivalents will be entitled to receive payments, as determined by the Administrator, equivalent to all or some portion of the dividends payable with respect to a specified number of shares of our common stock, to be credited as of the divided payment dates. Dividend equivalents are converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations determined by the Administrator.

Deferred stock and stock payments will be issued as shares of our common stock at the discretion of the Administrator and pursuant to such vesting, distribution and other terms as the Administrator deems appropriate, including vesting based on specific performance criteria, number of shares, term, and exercise or purchase price.

Restricted stock units will be granted at the discretion of the Administrator and will be subject to such terms as the Administrator deems appropriate, including (i) the number of shares of our common stock subject to the award, (ii) vesting schedule, (iii) purchase price, (iv) performance goals, (v) distribution dates, and (vi) the maximum term of the award. Restricted stock units are subject to forfeiture if the conditions or restrictions are not met. Payments will be made as shares of our common stock.

Unless otherwise determined by the Administrator, dividend equivalents, deferred stock, stock payments and restricted stock units will be exercisable or distributable only while the participant is an employee, consultant or independent director of the Company, as applicable.

Stock Appreciation Rights:

Stock appreciation rights may be granted either alone or in tandem with stock options granted, or previously granted, under the Amended and Restated Plan. In the case of a stock appreciation right related to a stock option, the stock appreciation right or applicable portion thereof will terminate and no longer be exercisable upon the termination or exercise of the related stock option. A stock option related to a stock appreciation right will no longer be exercisable to the extent that the related stock appreciation right has been exercised. An independent stock appreciation right is unrelated to any option and has terms, including the number of shares of our common stock covered and vesting terms, that are set by the Administrator. The Administrator may impose such conditions or restrictions on the exercise of any stock appreciation right as it will deem appropriate, provided that no stock appreciation right will have a term that is longer than ten years or an exercise price below the fair market value of the stock on the date of grant. Payment for stock appreciation rights will be made based on the fair market value of the shares of our common stock on the date of exercise, less the exercise price, and may be paid in cash, our common stock or a combination of both, as determined by the Administrator. The Administrator may reserve the right, under the terms of a stock option award, to substitute a stock appreciation right for such stock option at any time prior to or upon exercise of the option, with the stock appreciation right being exercisable for the same number of shares of our common stock and at the same per share exercise price.

Performance Criterias:

The performance goal or goals upon which awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code will be granted, vest, become exercisable or be distributed may be based upon any of the following business criteria with respect to the Company, to any subsidiary, or any division or operating unit thereof: revenue or sales, net income, pre-tax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions or savings, funds from operations, appreciation in the fair market value of our common stock, or earnings before any one or more of the following: interest, taxes, depreciation, or amortization, each as determined in accordance with generally accepted accounting principles. Qualified performance-based compensation is exempt from the $1 million deduction limitation under Section 162(m) of the Code.

Change in Control:

Upon the occurrence of “Change in Control” (as defined in the Amended and Restated Plan), each outstanding award will remain outstanding, or will be assumed or substituted for an equivalent award by the successor corporation, or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute the awards, each holder of an award will be entitled to immediately exercise the award for all shares of our common stock under the award, including unvested shares, and the holder will vest in, and have the right to receive a distribution, with respect to all of the shares subject to the award. If an award becomes exercisable in lieu of assumption or substitution, the Administrator will notify the holder that the award will become fully exercisable for a period of not less than 15 days prior to the “Change in Control” transaction, and the award will terminate upon the expiration of such period. An award will be considered assumed, or an equivalent award will be considered substituted for such award, if, following the “Change in Control” transaction, the award or substituted award provides the holder the right to purchase or receive for each share of our common stock subject to the award prior to the “Change in Control” transaction, the consideration (whether in stock, cash or other securities or property) received or to be received for each share of our common stock in the “Change in Control” transaction (and, if the holders of shares of our common stock are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of our common stock).

Term of the Amended and Restated Plan:	No award will be granted pursuant to the Amended and Restated Plan after March 23, 2017.
Plan Amendments:

The Board of Directors of the Company may amend, modify, suspend or terminate the Amended and Restated Plan at any time, except the Board of Directors of the Company must obtain approval of the stockholders of the Company within 12 months before or after such action to: (a) increase the aggregate number of shares of our common stock that may be issued under the Amended and Restated Plan (or the aggregate number of shares of our common stock that may be issued pursuant to restricted stock awards, restricted stock unit awards, dividend equivalent awards, deferred stock awards and stock payment awards), (b) expand the classes of persons to whom awards may be granted under the Amended and Restated Plan, or (c) decrease the exercise price of any outstanding stock option or stock appreciation right granted under the Amended and Restated Plan.

Transferability:

Participants cannot assign or transfer any award, except (i) by will or the laws of descent and distribution; or (ii) subject to the consent of the Administrator, pursuant to a qualified domestic relations order (e.g., a divorce decree). However, the Administrator may permit a participant to transfer a non-qualified stock option to certain permitted transferees (which include certain family members, trusts or family-owned companies). Any transferred non-qualified stock option will not be assignable or transferable by the permitted trustee and will be subject to the same terms and conditions.

Certain Federal Income Tax Consequences

The following is a general summary under current law of the material federal income tax consequences to an employee, director or consultant granted an award under the Amended and Restated Plan. This summary deals with the general federal income tax principles that apply and is provided for general information only. Alternative minimum tax and other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality.

Stock Options:

Incentive Stock Options.   No taxable income should be recognized by the optionee at the time of the grant of an incentive stock option, and no taxable income should be recognized for regular federal income tax purposes at the time the option is exercised; however, the excess of the fair market value of the our common stock received over the option price is an “item of adjustment” for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.

Upon a qualifying disposition, the optionee should recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares should be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the amount realized upon the sale or disposition of such shares of our common stock is less than the fair market value of such shares on the date the shares were transferred to the participant upon exercise of the option, the ordinary income recognized for regular tax purposes will be limited to the amount realized upon the sale or disposition of such shares, less the exercise price paid.

We should not be entitled to any federal income tax deduction if the optionee makes a qualifying disposition of the shares. If the optionee makes a disqualifying disposition of the purchased shares, then generally we (or our subsidiary corporation) should be entitled to a federal income tax deduction, for the taxable year in which such disposition occurs, equal to the ordinary income recognized by the optionee.

Non-Qualified Stock Options.   No taxable income should be recognized by the optionee at the time of the grant of a non-qualified stock option. Upon exercising a non-qualified stock option, a participant generally recognizes ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company generally will be entitled to a deduction for the same amount.

Restricted Stock:

A participant receiving a restricted stock award generally recognizes ordinary income on the date the restricted shares first become freely transferable, or no longer remain subject to substantial risk of forfeiture, in an amount equal to the excess of the fair market value of such shares on that date over the amount (if any) paid by the participant. A participant may be able to make an election under Section 83(b) of the Code to be taxed upon the date of transfer of the restricted stock. The Company generally will be entitled to a corresponding tax deduction at the time ordinary income is recognized by the participant.

Dividend Equivalents, Deferred Stock, Stock Payments, and Restricted Stock Units:

A participant who is awarded dividend equivalent awards, deferred stock awards, stock payment awards or restricted stock unit awards generally will not recognize taxable income, and the Company generally will not receive a tax deduction, until the participant receives the shares of our common stock, or cash, distributed pursuant to the award. When a participant receives payment for these awards in shares of our common stock or cash, the fair market value of the shares or the amount of the cash received generally will be ordinary income to the participant and the Company generally will receive a tax deduction.

Stock Appreciation Rights:

A participant should not be taxed at the time a stock appreciation right is granted nor should the Company receive a tax deduction. Upon exercise of a stock appreciation right, the participant should recognize ordinary income equal to the cash or the fair market value of the stock received on the exercise date. The Company generally will be entitled to a corresponding tax deduction at the time ordinary income is recognized by the participant.

Section 162(m) Limit:

Under Code Section 162(m), in general, federal income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain “performance-based” compensation established by an independent committee of the board of directors which conforms to certain restrictive conditions stated under the Code and related regulations. The Amended and Restated Plan has been structured with the intent that awards granted under the Amended and Restated Plan may meet the requirements for “performance-based” compensation under Code Section 162(m), including compensation derived from the exercise of stock options and stock appreciation rights (to the extent granted at a fair market value exercise price) and other awards that are granted, vest or become exercisable or distributable upon the achievement of pre-established, objectively determinable performance targets based on performance criteria. Such awards generally should be deductible as performance-based compensation and should not be subject to the $1 million limitation on deductibility.

Section 409A:

Certain awards under the Amended and Restated Plan may be subject to Code Section 409A. Section 409A was added to the Code by the American Jobs Creation Act of 2004. Section 409A generally applies to compensation deferred under a nonqualified deferred compensation plan on or after January 1, 2005. Section 409A imposes requirements on a participant’s election to defer compensation and the participant’s selection of the timing and form of distribution of the deferred compensation with respect to awards under the Amended and Restated Plan. Also, Section 409A generally provides that may only be made in connection with certain events (e.g., a change in ownership or control, the participant’s “separation from service” (as defined in Section 409A of the Code), a predetermined date, an unforeseeable financial emergency, or death or disability). Section 409A imposes restrictions on a participant’s ability to change his or her distribution timing or form with respect to awards under the Amended and Restated Plan after the compensation has been deferred. For certain participants who are officers of the Company or its subsidiaries and who would otherwise receive a distribution upon separation from service, Section 409A generally requires that such participant’s distribution commence no earlier than six months after such officer’s “separation from service” (as defined in Section 409A of the Code).

Stock options, stock appreciation rights that are distributable in shares of our common stock and restricted stock awards granted under the Amended and Restated Plan generally are not considered deferred compensation subject to Code Section 409A. Restricted stock unit awards, deferred stock awards and other awards may be subject to Code Section 409A, depending on the terms of the award. The Amended and Restated Plan provides that awards that are subject to Code Section 409A will comply with the requirements of Code Section 409A.

A nonqualified deferred compensation plan must satisfy the requirements of Section 409A of the Code in form and in operation. If the plan fails to satisfy the requirements of Section 409A, a participant in the plan may recognize ordinary income on the amounts deferred under the plan, to the extent vested, prior to when the compensation is actually or “constructively” received. Also, if a plan fails to comply, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as certain interest on amounts treated as tax underpayments related to such deferred compensation. Awards granted under the Amended and Restated Plan are intended to comply with Section 409A to the extent applicable.

The foregoing summary with respect to federal income taxation is not intended to be complete and does not take into account federal employment tax or state, local or foreign tax implications.

Options Granted Under the Incentive Award Plan

Because option grants under the Amended and Restated Plan are subject to the discretion of the Administrator, awards under the Amended and Restated Plan that will be made for the upcoming year are not determinable. Future option exercise prices under the Amended and Restated Plan are also not determinable because they will be based upon the fair market value of shares of our common stock on the grant date. As of March 16, 2007, the following persons or groups had, in total, received the following aggregate number of options to purchase shares of our common stock under the Incentive Award Plan, each of which had an exercise price per share equal to the closing stock price of our common stock on the date prior to the date of grant, as follows:

Name and Position	Number of Shares
Named Executive Officers and Director Nominees
Allen Chao, Ph.D., Chairman of the Board, President and Chief Executive Officer	700,000
Charles P. Slacik, Former Executive Vice President and Chief Financial Officer	130,000
R. Todd Joyce, Vice President, Corporate Controller and Treasurer (Interim Principal Financial Officer)	58,500
David A. Buchen, Senior Vice President, General Counsel and Secretary	99,500
Edward F. Heimers, Executive Vice President, President of Brand Division	55,000
Charles D. Ebert, Ph.D., Senior Vice President, Research and Development	108,000
Michel J. Feldman, Director	60,000
Fred G. Weiss, Director	60,000
All current executive officers as a group (10 persons)	1,363,250
All current directors who are not executive officers as a group (8 persons)	326,700
All employees, including all current officers who are not executive officers, as a group(1)	12,272,215

(1)          Through March 16, 2007, options to purchase 13,962,615 shares of our common stock were granted under the Incentive Award Plan to all employees, including all current officers who are not executive officers, and options to purchase 4,415,404 shares of our common stock were forfeited and became available for re-grant.

Required Vote for Approval of the Amended and Restated Plan

In order to approve the Amended and Restated Plan: (i) greater than 50% in interest of all securities entitled to vote on the proposal must cast a vote on the proposal, and (ii) a majority of such votes cast must vote “for” the Amended and Restated Plan. Votes “for” and “against” and abstentions count as votes cast, while broker non-votes do not count as votes cast. All outstanding shares, including broker non-votes, count as shares entitled to vote. Thus, the total sum of votes “for,” plus votes “against,” plus abstentions, which is referred to as the “NYSE Votes Cast,” must be greater than 50% of the total outstanding shares of our common stock. Once satisfied, the number of votes “for” the proposal must be greater than 50% of NYSE Votes Cast. Thus, abstentions have the same affect as a vote against the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Thus, broker non-votes will likely result on this proposal and broker non-votes could impair our ability to satisfy the requirement that votes cast represent over 50% of our outstanding shares of our common stock.

The Board of Directors recommends a vote FOR approval of the Amended and Restated Plan.

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP

The firm of PricewaterhouseCoopers LLP has audited our books and records since our inception and the Board of Directors recommends that the stockholders ratify the appointment of PricewaterhouseCoopers LLP to audit our accounts for the fiscal year ending December 31, 2007. Representatives of that firm are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

We have been informed by PricewaterhouseCoopers LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in us or our affiliates.

Stockholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP to the stockholders entitled to vote at the Meeting for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in our best interests of the best interests of our stockholders.

In order to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007, the affirmative vote of a majority of the stock voting in person or by proxy on this proposal is required. Abstentions, which do not represent voting power, will have no effect on this proposal. The ratification of PricewaterhouseCoopers LLP is a matter on which a broker or other nominee has discretionary voting authority, and thus, broker non-votes will not result from this proposal.

The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

AUDIT FEES

The aggregate fees billed by PricewaterhouseCoopers LLP, our independent registered public accounting firm, in fiscal years 2006 and 2005 were as follows:

Services	2006	2005
Audit Fees	$2,371,800	$1,605,929
Audit-Related Fees	214,664	130,400
Total Audit and Audit-Related Fees	2,586,464	1,736,329
Tax Fees	712,810	252,958
All Other Fees	8,675	12,500
Total Fees	$3,307,949	$2,001,787

Audit Fees

Audit Fees include professional services rendered in connection with the annual audits of our financial statements and internal control over financial reporting, the review of the financial statements included in our Forms 10-Q for the related annual periods and for the Sarbanes-Oxley advisory time. Additionally, Audit Fees include other services that only an independent registered public accounting firm can reasonably provide, such as services associated with SEC registration statements or other documents filed with the SEC.

Audit-Related Fees

Audit-Related Fees include the audits of employee benefit plans and accounting consultations and review procedures related to accounting, financial reporting or disclosure matters not classified as “Audit Fees.”

Tax Fees

Tax Fees include tax compliance for our foreign subsidiaries, tax advice in connection with certain international acquisitions and other tax advice and tax planning services. Tax Fees in 2006 include $200,095 for services provided in connection with audits by the Internal Revenue Service.

All Other Fees

All Other Fees in 2006 include subscription fees for an accounting and auditing research reference tool, consultations to determine stock payments made in connection with our dissolution of our subsidiary in Puerto Rico. All Other Fees in 2005 services related to consultations to determine the original cost basis for an investment disposed of and subscription fees for an accounting and auditing research reference tool.

The Audit Committee believes that the provision of all non-audit services rendered is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

The Audit Committee approved all audit and non-audit services provided by PricewaterhouseCoopers LLP in 2006. The Audit Committee has adopted a policy to pre-approve all audit and certain permissible non-audit services provided by PricewaterhouseCoopers LLP. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to type of services to be provided by PricewaterhouseCoopers LLP and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP and management are required to periodically report to the full Audit Committee regarding the extent of services provided by PricewaterhouseCoopers LLP, in accordance with the pre-approval policy and the fees for the services performed. During the year, circumstances may arise when it may become necessary to engage PricewaterhouseCoopers LLP for additional services not contemplated in the pre-approval. In those instances, the Audit Committee requires specific pre-approval by the Audit Committee before engaging PricewaterhouseCoopers LLP for such services.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The charter of the Audit Committee is available under the Investors section of our website at http://www.watson.com. The Audit Committee reviews its charter annually following the Annual Stockholders’ Meeting or at such other times as deemed appropriate by the Audit Committee.

Management has the primary responsibility for the financial reporting process, including the system of internal controls, and for preparation of consolidated financial statements in accordance with generally accepted accounting principles. Watson’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

As specified in its charter, a primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight of the:

(i)             integrity of Watson’s financial statements;

(ii)         Watson’s compliance with legal and regulatory requirements;

(iii)     outside auditor’s qualifications and independence; and

(iv)       performance of Watson’s internal audit function and of its independent auditor.

Additionally, the Audit Committee serves as an independent and objective party that:

(i)             monitors Watson financial reporting process and internal control systems,

(ii)         retains, oversees and monitors the qualifications, independence and performance of Watson’s independent auditor and

(iii)     provides an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department and the Board of Directors.

The Audit Committee schedules its meetings and implements procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In carrying out its responsibilities, the Audit Committee met five times during 2006.

In performing its oversight responsibilities in connection with Watson’s 2006 audit, the Audit Committee has:

•       reviewed Watson’s audited consolidated financial statements for fiscal 2006; met with management and Watson’s independent auditor, with and without management present, to review and discuss Watson’s quarterly and annual reports on Form 10-Q and Form 10-K prior to their issuance and to discuss any significant accounting issues;

•       met with the internal and independent auditors, with and without management present, to discuss the evaluations of Watson’s internal controls and the overall quality of Watson’s financial statements;

•       discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended;

•       received from, and discussed with, the independent auditor the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and

•       considered the compatibility of non-audit services with the auditor’s independence.

Based on the Audit Committee’s meetings and discussions with management and the internal and independent auditors, the Audit Committee’s review of the audited consolidated financial statements, the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee has recommended that the Board of Directors include the audited consolidated financial statements in Watson’s Annual Report on Form 10-K for the year ended December 31, 2006.

Submitted on March 30, 2007, by the members of the Audit Committee of the Board of Directors.

Fred G. Weiss, Chairman
Catherine M. Klema
Ronald R. Taylor
Andrew L. Turner

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership of our common stock and our other equity securities. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the 2006 fiscal year all filing requirements applicable to its officers, directors and greater-than-10% beneficial owners were complied with and timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Pursuant to our Related Person Transaction Policies and Procedures our legal department is primarily responsible for the implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. In determining whether a proposed transaction is a related person transaction, our legal department assesses:

(i)             the related person’s relationship to us;

(ii)         the related person’s interest in the transaction;

(iii)     the material facts of the proposed transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved;

(iv)       the benefits to us of the proposed transaction;

(v)           if applicable, the availability of other sources of comparable products or services; and

(vi)       whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.

If our legal department determines that the proposed transaction is a related person transaction, the proposed transaction is submitted to our Nominating and Corporation Governance Committee for consideration. The Nominating and Corporation Governance Committee may only approve or ratify those transactions that are in, or are not inconsistent with, our best interests and the best interests of our stockholders, as the Nominating and Corporation Governance Committee determines in good faith.

As required under SEC rules, we disclose in our proxy statement any transactions determined to be directly or indirectly material to us or a related person. One reportable transaction occurred in 2006. Dr. David Hsia, the brother-in-law of Dr. Chao, was employed by us as Senior Vice President, Scientific Affairs and received annual compensation of approximately $544,000 in fiscal 2006.

STOCKHOLDERS’ PROPOSALS FOR THE 2007 ANNUAL MEETING

We expect to hold the 2008 Annual Meeting of Stockholders on May 9, 2007. Under Rule 14a-8 of the Exchange Act, stockholder proposals to be included in the proxy statement for the 2008 Annual Meeting of Stockholders must be received by our Secretary at its principal executive offices no later than December 7, 2007 and must comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our Bylaws provide that rather than including a proposal in our proxy statement as discussed above, a stockholder may commence his or her own proxy solicitation for the 2008 Annual Meeting of Stockholders or may seek to nominate a candidate for election as a director. Additionally, a stockholder may propose business for consideration at such meeting by delivering written notice to our Secretary at our principal executive offices not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, the stockholder must provide written notice to our Secretary no later than February 28, 2008 and no earlier than February 8, 2008 in order to provide timely notice. Such notice must contain information required in our Bylaws.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

By Order of the Board of Directors

David A. Buchen,
Secretary
Corona, California
April 4, 2007

APPENDIX A

WATSON PHARMACEUTICALS, INC.
DIRECTOR INDEPENDENCE STANDARDS

It is the policy of the board of directors (the “Board”), of Watson Pharmaceuticals, Inc. (“Watson”), that a majority of the members of the Board (each, a “Director,” and together “Directors”), be independent of Watson and of Watson’s management. For a Director to be deemed “independent,” the Board shall affirmatively determine that the Director has no material relationship with Watson or any member of the senior management of Watson or his or her affiliates. The Board has adopted the following categorical standards to assist it in the determination of each Director’s independence. The Board will determine the independence of any Director with a relationship with Watson that is not covered by these standards and Watson will disclose the basis of such determinations and the identity of all directors who have been determined to be independent in Watson’s annual proxy statements.

1.                 A Director will not be considered independent if the Director:

•       is, or has been within the last three years, an employee of Watson;

•       has received during any twelve-month period within the last three years, more than $100,000 in direct compensation from Watson, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent on continued service);

•       is a current partner or employee of a firm that is Watson’s external auditor;

•       was within the last three years a partner or employee of Watson’s external auditor and personally worked on Watson’s audit during that time;

•       is, or has been within the last three years, employed as an executive officer of a company where any of Watson’s present executive officers serves or served on that company’s compensation committee;

•       is a current employee or general partner of an entity that has made payments to, or received payments from, Watson for property or services in an amount that, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of either company’s consolidated gross revenues;

•       is a current employee or general partner of an entity that is indebted to Watson, or to which Watson is indebted, and the total amount of such indebtedness, exceeds the greater of $1 million or 2% of either company’s consolidated gross revenues; or

•       is affiliated with or employed by a tax-exempt entity that received more than 2% of its annual contributions or more than $1,000,000 in a single fiscal year from Watson, any of its executive officers or any affiliate of an executive officer, within the preceding twelve-month period.

2.                 A Director will not be considered independent if an immediate family member of the Director:

•       is, or has been within the last three years, an executive officer of Watson;

•       has received during any twelve-month period within the last three years, more than $100,000 in direct compensation from Watson. Compensation received by an immediate family member for service as a non-executive employee of Watson will not be considered in determining independence under this test;

•       is a current partner of a firm that is Watson’s external auditor;

•       is a current employee of Watson’s external auditor and participates in the firm’s audit, assurance or tax compliance practice;

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•       was, within the last three years a partner or employee of Watson’s external auditor and personally worked on Watson’s audit during that time;

•       is, or has been within the last three years, employed as an executive officer of a company where any of Watson’s present executive officers serves or served on that company’s compensation committee;

•       is a current executive officer or general partner, of an entity that has made payments to, or received payments from, Watson for property or services in an amount that, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of either company’s consolidated gross revenues;

•       is a current executive officer or general partner, of an entity that is indebted to Watson, or to which Watson is indebted, and the total amount of such indebtedness, exceeds the greater of $1 million or 2% of either company’s consolidated gross revenues; or

•       is affiliated with or employed by a tax-exempt entity that received more than 2% of its annual contributions or more than $1,000,000 in a single fiscal year from Watson, any of its executive officers or any affiliate of an executive officer, within the preceding twelve-month period.

For purposes of these standards:

•       an “affiliate” of a director or an executive officer means any entity that controls, is controlled by or is under common control with, such director or executive officer;

•       “executive officer” means an “officer” within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934;

•       “immediate family” means spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation; and

•       any reference to Watson in the foregoing standards shall be deemed to include Watson and all of its subsidiaries.

The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director’s business and other relationships with Watson and with senior management and their affiliates to enable the Board to evaluate the Director’s independence. Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand Directors or members of their immediate family, and, on the other hand, Watson or members of senior management and their affiliates.

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APPENDIX B

SECOND AMENDMENT AND RESTATEMENT OF
THE 2001 INCENTIVE AWARD PLAN OF
WATSON PHARMACEUTICALS, INC.

Watson Pharmaceuticals, Inc., a Nevada corporation, adopted the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the “Plan”), effective as of February 12, 2001 (the “Effective Date”), for the benefit of its eligible Employees, Consultants and Directors. The Plan was subsequently amended effective as of May 16, 2001, May 19, 2003, and August 4, 2003, May 13, 2005, and November 3, 2006.

The Plan is hereby amended and restated in its entirety to provide for certain additional types of awards to eligible Employees, Consultants and Directors. This amendment and restatement of the Plan is effective as of May 4, 2007, subject to the approval of this amendment and restatement of the Plan by the stockholders of the Company. Awards authorized under this amendment and restatement of the Plan that were not authorized under the Plan (as in effect prior to this amendment and restatement) shall not be granted unless and until this amendment and restatement of the Plan is so approved. If this amendment and restatement of the Plan is not so approved, this amendment and restatement of the Plan shall be null and void and of no further force and effect, and the Plan (as in effect prior to such amendment and restatement) shall continue in full force and effect in accordance with the terms and conditions thereof.

The purposes of the Plan are as follows:

(1)      To provide an additional incentive for Directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

(2)      To enable the Company to obtain and retain the services of Directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.
DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1.     “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 11.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.5, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

1.2.     “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

1.3.     “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4.     “Award Limit” shall mean five hundred thousand (500,000) shares of Common Stock, as adjusted pursuant to Section 12.3; provided, however, that each share of Common Stock subject to an Award shall be counted as one share against the Award Limit.

1.5.     “Board” shall mean the Board of Directors of the Company.

1.6.     “Change in Control” shall mean the occurrence of any of the following:

(a)    a sale of assets representing fifty percent (50%) or more of the net book value and of the fair market value of the Company’s consolidated assets (in a single transaction or in a series of related transactions);

(b)   a liquidation or dissolution of the Company;

(c)    a merger or consolidation involving the Company or any subsidiary of the Company after the completion of which: (i) in the case of a merger (other than a triangular merger) or a consolidation involving the Company, the stockholders of the Company immediately prior to the completion of such merger or consolidation beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules), directly or indirectly, outstanding voting securities representing less than sixty percent (60%) of the combined voting power of the surviving entity in such merger or consolidation, and (ii) in the case of a triangular merger involving the Company or a subsidiary of the Company, the stockholders of the Company immediately prior to the completion of such merger beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules), directly or indirectly, outstanding voting securities representing less than sixty percent (60%) of the combined voting power of the surviving entity in such merger and less than sixty percent (60%) of the combined voting power of the parent of the surviving entity in such merger;

(d)   an acquisition by any person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions), other than any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate of the Company and other than in a merger or consolidation of the type referred to in subsection (c), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules) of outstanding voting securities of the Company representing more than thirty percent (30%) of the combined voting power of the Company (in a single transaction or series of related transactions); or

(e)    in the event that the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least fifty percent (50%) of the Board; provided, that if the election, or nomination for election by the Company’s stockholders, of any new member of the Board is approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new member of the Board shall be considered as a member of the Incumbent Board.

1.7.     “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.8.     “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

1.9.     “Common Stock” shall mean the common stock of the Company, par value $0.0033 per share.

1.10.  “Company” shall mean Watson Pharmaceuticals, Inc., a Nevada corporation.

1.11.  “Consultant” shall mean any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

1.12.  “Deferred Stock” shall mean rights to receive Common Stock awarded under Section 8.4 of the Plan.

1.13.  “Director” shall mean a member of the Board.

1.14.  “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 8.2 of the Plan.

1.15.  “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.16.  “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.17.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.18.  “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(a)    If the Common Stock is listed on any established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market) or any national market system, including without limitation any market system of The NASDAQ Stock Market, the value of a share of Common Stock shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date, or if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)   If the Common Stock is regularly quoted by a recognized securities dealer but closing sales prices are not reported, the value of a share of Common Stock shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on the date in question, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)    If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, the value of a share of Common Stock shall be established by the Administrator in good faith.

1.19.  “Holder” shall mean a person who has been granted or awarded an Award.

1.20.  “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.21.  “Independent Director” shall mean a member of the Board who is not an Employee.

1.22.  “Full Value Award” shall mean any Award other than an Option or Stock Appreciation Right.

1.23.  “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

1.24.  “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

1.25.  “Performance Criteria” shall mean any one or more of the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (a) revenue or sales, (b) net income, (c) pre-tax income, (d) operating income, (e) cash flow, (f) earnings per share, (g) return on equity, (h) return on invested capital or assets, (i) cost reductions or savings, (j) funds from operations, (k) appreciation in the Fair Market Value of Common Stock, or (l) earnings before any one or more of the following: (i) interest, (ii) taxes, (iii) depreciation or (iv) amortization, each as determined in accordance with generally accepted accounting principles.

1.26.  “Plan” shall mean the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc., as amended.

1.27.  “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

1.28.  “Restricted Stock Units” shall mean rights to receive Common Stock awarded under Section 8.5 of the Plan.

1.29.  “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.30.  “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.31.  “Securities Act” shall mean the Securities Act of 1933, as amended.

1.32.  “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

1.33.  “Stock Payment” shall mean: (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that otherwise would become payable to a key Employee, Independent Director or Consultant in cash, awarded under Section 8.3 of the Plan.

1.34.  “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.35.  “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

1.36.  “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary, or any parent thereof. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.37.  “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.38.  “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, or any parent thereof, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary, or any parent thereof, with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.
SHARES SUBJECT TO PLAN

2.1.     Shares Subject to Plan.

(a)    The shares of stock subject to Awards shall be Common Stock.  Subject to adjustment as provided in Section 12.3, the aggregate number of such shares of Common Stock which may be issued pursuant to Awards under the Plan shall not exceed 19,728,333 shares.  The shares of Common Stock issuable upon exercise of such Options or rights or upon any such Awards may be either previously authorized but unissued shares or treasury shares.  The aggregate number of shares of Common Stock available for issuance under the Plan pursuant to this Section 2.1 shall be reduced by two shares for each share of Common Stock delivered in settlement of any Full Value Award.

(b)   The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any fiscal year of the Company shall not exceed the Award Limit.  To the extent required by Section 162(m) of the Code, shares subject to Awards which are canceled continue to be counted against the Award Limit.

2.2.     Add-Back of Options and Other Rights.   If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1; provided, however, that the number of shares that shall again be available for the grant of an Award pursuant to the Plan shall be increased by two shares for each share of Common Stock subject to a Full Value Award at the time such Full Value Award terminates, expires, lapses or is forfeited for any reason. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 12.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. To the extent exercised, the full number of shares subject to an Option or Stock Appreciation Right shall be counted for purposes of calculating the aggregate number of shares of Common Stock available for issuance under the Plan as set forth in Section 2.1(a) and for purposes of calculating the share limitation set forth in Section 2.1(b), regardless of the actual number of shares issued or transferred upon any net exercise of an Option (in which Common Stock is withheld to satisfy the exercise price or taxes) or upon exercise of any Stock Appreciation Right for Common Stock or cash. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.
GRANTING OF AWARDS

3.1.     Award Agreement.   Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2.     Provisions Applicable to Section 162(m) Participants.

(a)    The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b)   Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including a Restricted Stock award, a Restricted Stock Unit award, a Dividend Equivalent award, a Deferred Stock award or a Stock Payment award, the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any Award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(c)    To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(d)   Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3.     Limitations Applicable to Section 16 Persons.   Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4.     Consideration.   In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

3.5.     At-Will Employment.   Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.
GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND INDEPENDENT DIRECTORS

4.1.     Eligibility.   Any Employee or Consultant selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

4.2.     Disqualification for Stock Ownership.   No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3.     Qualification of Incentive Stock Options.   No Incentive Stock Option shall be granted to any person who is not an Employee.

4.4.     Granting of Options to Employees and Consultants.

(a)    The Administrator shall from time to time, in its absolute discretion, and, subject to applicable limitations of the Plan:

(i)    Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii)   Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

(iii)  Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv)  Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b)   Upon the selection of a key Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c)    Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

4.5.     Granting of Options to Independent Directors.   The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(a)    Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

(b)   Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

(c)    Determine the terms and conditions of such Options, consistent with the Plan.

All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

4.6.     Options in Lieu of Cash Compensation.   Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.
TERMS OF OPTIONS

5.1.     Option Price.   The price per share of the shares subject to each Option granted to Employees, Independent Directors and Consultants shall be set by the Administrator; provided, however, that:

(a)    In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

(b)   In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(c)    In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

(d)   In the case of Non-Qualified Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

5.2.     Option Term.   The term of an Option granted to an Employee, Independent Director or Consultant shall be set by the Administrator in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date the Option is granted if the Option is an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary Corporation or parent corporation thereof (as defined in Section 424(e) of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

5.3.     Option Vesting.

(a)    The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Independent Director or a Consultant vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee, Independent Director or Consultant vests.

(b)   No portion of an Option granted to an Employee, Independent Director or Consultant which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

(c)    To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof, within the meaning of Section 424 of the Code, exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted. For purposes of this Section 5.3(c), the fair market value of stock shall be determined as of the time the Option or other “incentive stock options” with respect to such stock is granted.

5.4.     Substitute Awards.   Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:  (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof, does not exceed the excess of:  (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (d) the aggregate exercise price of such shares.

5.5.     Substitution of Stock Appreciation Rights.   The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 9.2; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Common Stock for which such substituted Option would have been exercisable and at the Option exercise price per share.

ARTICLE VI.
EXERCISE OF OPTIONS

6.1.     Partial Exercise.   An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2.     Manner of Exercise.   All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Board, or his, her or its office, as applicable:

(a)    A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)   Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)    In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d)   Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i)  allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing paragraphs (i), (ii), (iii) and (iv); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Administrator determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

6.3.     Conditions to Issuance of Stock Certificates.   The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)    The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)   The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)    The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)   The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e)    The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

6.4.     Rights as Stockholders.   Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

6.5.     Ownership and Transfer Restrictions.   The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

6.6.     Additional Limitations on Exercise of Options.   Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.
AWARD OF RESTRICTED STOCK

7.1.     Eligibility.   Subject to the Award Limit, Restricted Stock may be awarded to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant, whom the Administrator determines should receive such an Award.

7.2.     Award of Restricted Stock.

(a)    The Administrator may from time to time, in its absolute discretion:

(i)    Determine which Employees are key Employees, and select from among the key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii)   Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b)   The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c)    Upon the selection of an Employee, Independent Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3.     Rights as Stockholders.   Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.7, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any dividends or distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

7.4.     Restriction.   All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment, directorship or consultancy with the Company, or any Subsidiary, or any parent thereof, Company performance and individual performance, or any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued; and, provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; and, provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the Administrator in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy,  as applicable, without cause or following any Change in Control or because of the Holder’s retirement, or otherwise.

7.5.     Repurchase of Restricted Stock.   The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; and, provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, without cause or following any Change in Control or because of the Holder’s retirement, or otherwise.

7.6.     Escrow.   The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.7.     Legend.   In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.8.     Section 83(b) Election.   If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the

Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.
DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS,
RESTRICTED STOCK UNITS

8.1.     Eligibility.   Subject to the Award Limit, one or more Dividend Equivalent awards, Deferred Stock awards, Stock Payment awards, and/or Restricted Stock Unit awards may be granted to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant, whom the Administrator determines should receive such an Award.

8.2.     Dividend Equivalents.

(a)    Any key Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock award, or Restricted Stock Unit award is granted, and the date such Stock Appreciation Right, Deferred Stock award, or Restricted Stock Unit award vests, is exercised, is distributed, terminates or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b)   Any Holder of an Option who is an Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option vests, is exercised, terminates or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(c)    Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

8.3.     Stock Payments.   Any key Employee, Independent Director or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

8.4.     Deferred Stock.   Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award shall not be issued until the Deferred Stock award shall have vested, pursuant to a vesting schedule or performance criteria set by the Administrator. The Administrator shall specify the distribution dates applicable to each Deferred Stock award which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.5.     Restricted Stock Units.   Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Restricted Stock Units in the manner determined from time to time by the Administrator. The Administrator is authorized to make awards of Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, and may  specify that such Restricted Stock Units become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall specify the distribution dates applicable to each award of Restricted Stock Units which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit distributed. The Administrator shall specify the purchase price, if any, to be paid by the Employee, Independent Director or Consultant to the Company for such shares of Common Stock to be distributed pursuant to the Restricted Stock Unit award.

8.6.     Term.   The term of a Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its discretion.

8.7.     Exercise or Purchase Price.   The Administrator may establish the exercise or purchase price of shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

8.8.     Exercise upon Termination of Employment, Termination of Consultancy or Termination of Directorship.   A Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company.

8.9.     Form of Payment.   Payment of the amount determined under Section 8.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

ARTICLE IX.
STOCK APPRECIATION RIGHTS

9.1.     Grant of Stock Appreciation Rights.   A Stock Appreciation Right may be granted to any key Employee, Independent Director or Consultant selected by the Administrator. A Stock Appreciation Right may be granted:  (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

9.2.     Coupled Stock Appreciation Rights.

(a)    A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b)   A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c)    A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

9.3.     Independent Stock Appreciation Rights.

(a)    An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator provided, however, that the term shall not be more than ten (10) years from the date the ISAR is granted. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine; provided, however, that unless the Administrator otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided, that such exercise price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Holder is an Employee, Independent Director or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

(b)   An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

9.4.     Payment and Limitations on Exercise.

(a)    Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

(b)   Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X.
COMPLIANCE WITH SECTION 409A OF THE CODE

10.1.  Awards subject to Code Section 409A.   Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article X, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article X.

10.2.  Distributions under a Section 409A Award.

(a)    Subject to subsection (b), any shares of Common Stock, cash or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i)    the Holder’s separation from service, as determined by the Secretary of the Treasury,

(ii)   the date the Holder becomes disabled,

(iii)  the Holder’s death,

(iv)  a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral of such compensation,

(v)    to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Subsidiary, or

(vi)  the occurrence of an unforeseeable emergency with respect to the Holder.

(b)   In the case of a Holder who is a specified employee, the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Holder’s separation from service (or, if earlier, the date of the Holder’s death). For purposes of this subsection (b), a Holder shall be a specified employee if such Holder is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(c)    The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Holder’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(d)   For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

10.3.  Prohibition on Acceleration of Benefits.   The time or schedule of any distribution or payment of any shares of Common Stock, cash or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

10.4.  Elections under Section 409A Awards.

(a)    Any deferral election provided under or with respect to an Award to any Employee, Independent Director or Consultant, or to the Holder of a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii), any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i)    In the case of the first year in which an Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty (30) days after the date the Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii)   In the case of any performance-based compensation based on services performed by an Employee, Independent Director or Consultant, or the Holder, over a period of at least twelve (12) months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

(b)   In the event that a Section 409A Award permits, under a subsequent election by the Holder of such Section 409A Award, a delay in a distribution or payment of any shares of Common Stock, cash or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

(i)    such subsequent election may not take effect until at least twelve (12) months after the date on which the election is made,

(ii)   in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

(iii)  in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve (12) months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

10.5.  Compliance in Form and Operation.   A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE XI.
ADMINISTRATION

11.1.  Compensation Committee.   The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

11.2.  Duties and Powers of Committee.   It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

11.3.  Majority Rule; Unanimous Written Consent.   The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

11.4.  Compensation; Professional Assistance; Good Faith Actions.   Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

11.5.  Delegation of Authority to Grant Awards.   The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company, to the extent permitted by applicable state law; provided, however, that the Committee may not delegate its authority to grant Awards to individuals:  (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XII.
MISCELLANEOUS PROVISIONS

12.1.  Transferability of Awards.

(a)    Except as otherwise provided in Section 12.1(b):

(i)    No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii)   No Option, Restricted Stock award, Deferred Stock award, Stock Appreciation Right, Dividend Equivalent  award, Stock Payment award, or Restricted Stock Unit award, or any interest or right therein, shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii)  During the lifetime of the Holder, only the Holder may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b)   Notwithstanding Section 12.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions:  (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 12.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

12.2.  Amendment, Suspension or Termination of the Plan.   Except as otherwise provided in this Section 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 12.3, (i) increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, or the maximum number of shares which may be granted or issued as Restricted Stock awards, Restricted Stock Unit awards, Dividend Equivalent awards, Deferred Stock awards, or Stock Payment awards, (ii) expand the classes of persons to whom Awards may be granted under the Plan, or (iii) decrease  the exercise price of any outstanding Option or Stock Appreciation Right granted under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

(a)    The expiration of ten (10) years from the date this second amendment and restatement of the Plan is adopted by the Board; or

(b)   The expiration of ten (10) years from the date this second amendment and restatement of the Plan is approved by the Company’s stockholders under Section 12.4.

12.3.  Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)    Subject to Section 12.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock, then the Administrator shall equitably adjust any or all of the following in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award:

(i)    The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued under the Plan, and the maximum number and kind of shares which may be granted or issued as Restricted Stock awards, Restricted Stock Unit awards, Dividend Equivalent awards, Deferred Stock awards or Stock Payment awards, adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted);

(ii)   The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii)  The grant or exercise price with respect to any Award.

(b)   Subject to Sections 12.3(c) and 12.3(e), in the event of any transaction or event described in Section 12.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)    To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)   To provide that the Award cannot vest, be exercised or become payable after such event;

(iii)  To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(iv)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v)    To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant, exercise or purchase price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

(vi)  To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock, Restricted Stock Units or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

(c)    Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall remain outstanding, or shall be assumed or an equivalent award substituted by the successor corporation, or a parent or subsidiary of the successor corporation. In the event that the successor corporation, or a parent or subsidiary of the successor corporation, with respect to the Change in Control transaction refuses to assume or substitute for the Award, the Holder shall have the right to exercise the Award as to all of the shares subject thereto, including shares as to which such Award otherwise would not be exercisable, and the Holder shall have the right to vest in, and received a distribution of, such Award, with respect to all of the shares subject thereto. If an Award becomes exercisable in lieu of assumption or substitution by the successor corporation, or a parent or subsidiary corporation, with respect to a Change in Control transaction, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of not less than fifteen (15) days from the date of such notice prior to the Change in Control transaction, and the Award shall terminate upon the expiration of such period. For purposes of this Section 12.3(c), the Award shall be assumed, or an equivalent award shall be substituted for such Award, if, following the Change in Control transaction, the Award or substituted award confers on the Holder the right to purchase or receive, for each share subject to the Award immediately prior to the Change in Control transaction, the consideration (whether in stock, cash, or other securities or property, or a combination thereof) received or to be received for each share of Common Stock in the Change in Control transaction on the effective date of the Change in Control transaction (and if holders of shares of Common Stock were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that, if such consideration received in the Change in Control transaction was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation or its parent, provide for the consideration to be received upon the exercise, vesting or distribution of the assumed Award or substituted award, for each share subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock in the Change in Control transaction.

(d)   Subject to Sections 12.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award or Award Agreement as it may deem equitable and in the best interests of the Company.

(e)    With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(f)    Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for “pooling of interests” accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to “pooling of interests” treatment is required as a condition to the Company’s consummation of such transaction.

(g)    The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h)   No action shall be taken under this Section 12.3 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

12.4.  Approval of Plan by Stockholders.   The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided, that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Plan, as amended and restated to include the Performance Criteria.

12.5.  Tax Withholding.   The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the grant, issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

12.6.  Prohibition on Repricing.   Subject to Section 12.3, the Administrator shall not, without the approval of the stockholders of the Company, authorize the amendment of any outstanding Award to reduce its price per share. Furthermore, no Award shall be canceled and replaced with the grant of an Award having a lesser price per share without the further approval of stockholders of the Company.

12.7.  Forfeiture Provisions.   Pursuant to its general authority to determine the terms and conditions applicable to Awards and the Award Agreements under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that:  (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Directorship or  Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Directorship or Termination of Consultancy for “cause” (as such term is defined in the sole and absolute discretion of the Committee, or as set forth in a written agreement relating to such Award between the Company and the Holder).

12.8.  Effect of Plan upon Options and Compensation Plans.   The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company:  (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.9.  Compliance with Laws.   The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.10.             Titles.   Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.11.             Governing Law.   The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

*  *  *

I hereby certify that the foregoing amendment and restatement of the Plan was duly adopted by the Board of Directors of Watson Pharmaceuticals, Inc. on                              , 2007.

Executed on this          day of                               , 2007.

Secretary

*  *  *

I hereby certify that the foregoing amendment and restatement of the Plan was approved by the stockholders of Watson Pharmaceuticals, Inc. on                              , 2007.

Executed on this          day of                               , 2007.

Secretary

/*\ Please Detach and Mail in the Envelope Provided /*\

WATSON PHARMACEUTICALS, INC.
311 BONNIE CIRCLE
CORONA, CALIFORNIA 92880
PROXY—SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS — May 4, 2007

        The undersigned hereby appoints Allen Chao, Ph.D. and David A. Buchen, or either of them, as proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 2007 Annual Meeting of Stockholders of WATSON PHARMACEUTICALS, INC. to be held on May 4, 2007, and any adjournments or postponements thereof, with respect to the following as designated on the reverse side.

        A majority of the proxies or substitutes present at the meeting, or if only one person shall be present then that one, may exercise all powers granted hereby.

(Continued and to signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
WATSON PHARMACEUTICALS, INC.

May 4, 2007

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

-or-

TELEPHONE – Please call toll free 1-800-PROXIES from any touch tone phone and follow the instructions.  Have your proxy card available when you call.

-or-

INTERNET – Access “www.voteproxy.com” and follow the on screen instructions.  Have your proxy card available when you access the webpage.

COMPANY NUMBER ____________________ ACCOUNT NUMBER ____________________

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.  the Internet and telephone voting facilities will close at 6:00 a.m. p.D.T. on May 4, 2007.

Receive Future Proxy Materials Electronically

If you would like to receive future WATSON PHARMACEUTICALS, INC. proxy statements and annual reports electronically, please visit http://www.amstock.com.  Click on Shareholder Account Access to enroll.  Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your email address

/*\ Please detach and mail in the envelope provided /*\

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

A VOTE “FOR ALL NOMINEES” IS RECOMMENDED BY THE BOARD OF DIRECTORS				A VOTE “FOR” PROPOSAL 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS
					FOR	AGAINST	ABSTAIN
1.	Election of the following nominees as Directors:		2.	Approval of the Second Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc.	☐	☐	☐
NOMINEES
☐	FOR ALL NOMINEES	☐ Dr. Allen Chao ☐ Michel J. Feldman ☐ Fred G. Weiss		A VOTE “FOR” PROPOSAL 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS
					FOR	AGAINST	ABSTAIN
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3.	Ratification of the Appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2007 fiscal year.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)

THIS PROXY IF PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. THE COMPANY’S DIRECTORS RECOMMEND A VOTE FOR ALL THREE PROPOSALS.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) FOR ALL THREE NOMINEES FOR DIRECTOR, (2) FOR Approval of the Second Amendment and Restatement of the 2001 Incentive Award Plan AND (3) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE COMPLETE, DATE, SIGN, AND RETURN THE PROXY IN THE ENVELOPE PROVIDED.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of		Date:		Signature of		Date:
Stockholder				Stockholder

NOTE:     Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.